Filed pursuant to Rules 497(c) and (h)
under the Securities Act of 1933
PROSPECTUS
14,000,000 Common Shares
Tortoise Energy Capital Corporation
$25.00 per share

Tortoise Energy Capital Corporation (the “Company”) was created to provide financing primarily for master limited partnerships (“MLPs”) and their affiliates in the energy infrastructure sector that are believed to have above average potential for growth of cash distributions to unit holders and appreciation of the securities in which the Company invests. The Company’s investment objective is to obtain a high level of total return with an emphasis on current distributions paid to stockholders. There is no assurance the Company will achieve its objective. The Company is a newly organized, non-diversified, closed-end management investment company. Unlike most investment companies, the Company will be taxed as a corporation and will not elect to be treated as a regulated investment company under the Internal Revenue Code. Similar to the tax characterization of distributions made by MLPs to their unit holders, the Company believes that a relatively high portion of its distributions to stockholders may be treated as return of capital.
The Company will seek to provide its stockholders with an efficient vehicle to invest in a portfolio consisting primarily of MLPs and their affiliates in the energy infrastructure sector. Under normal circumstances and once fully invested in accordance with its investment objective, the Company will have at least 80% of its net assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector and at least 80% of its total assets (including assets to be obtained through anticipated leverage) invested in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Company may invest up to 50% of its total assets in restricted securities purchased directly from MLPs, from unitholders of MLPs or from private companies.
Prior to this offering, there has been no public or private market for the Common Shares. The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or “ticker” symbol “TYY.”
Investing in Common Shares involves a high degree of risk. Investors could lose some or all of their investment in the Company. See “Risks” beginning on page 25 of this Prospectus.

	Per Share	Total(1)

Public offering price	$25.000	$350,000,000
Sales load	$ 1.125	$ 15,750,000
Proceeds, before expenses, to the Company(2)	$23.875	$334,250,000

(1)	The underwriters named in this prospectus have the option to purchase up to 2,100,000 additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of this prospectus to cover over-allotments. If the over-allotment option is exercised in full, the Public offering price, Sales load and Proceeds, before expenses, to the Company will be $402,500,000, $18,112,500, and $384,387,500, respectively.

(2)	The aggregate expenses of the offering, which include a financial advisory fee equal to .10% of the gross proceeds of this offering payable to Stifel, Nicolaus & Company, Incorporated, are estimated to be $1,005,580, which represents $.07 per Common Share issued.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The Common Shares will be ready for delivery on or about May 31, 2005.

Lehman Brothers	Stifel, Nicolaus & Company Incorporated
Wachovia Securities

A.G. Edwards	Legg Mason Wood Walker

Incorporated

Morgan Keegan & Company, Inc.	Oppenheimer & Co.	RBC Capital Markets

Advest, Inc.	BB&T Capital Markets	Ferris, Baker Watts

Incorporated

Janney Montgomery Scott LLC	Ryan Beck & Co.

McGinn, Smith & Co., Inc.	Parker/Hunter	Redwine & Company, Inc.	Wunderlich Securities, Inc.

Incorporated
May 25, 2005

      Shares of closed-end management investment companies frequently trade at prices lower than their net asset value or initial offering price. Market discount risk applies to all investors, but it may be greater for initial investors expecting to sell shares shortly after the completion of the offering.
      Tortoise Capital Advisors, LLC, a Delaware limited liability company (the “Advisor”), will serve as the investment advisor to the Company. The Advisor was formed in October 2002 and has been managing investments in portfolios of MLPs since that time. The Advisor also manages the investments of Tortoise Energy Infrastructure Corporation (“TYG”), which began operations in February 2004. TYG, whose shares trade on the New York Stock Exchange under the symbol “TYG”, is a non-diversified, closed-end management investment company that was created to invest principally in MLPs in the energy infrastructure sector. As of April 30, 2005, the Advisor had client assets under management of approximately $835 million. The Advisor has ten full time employees, but also relies to a significant degree on the officers, employees, and resources of certain affiliated entities. Three (of the five) members of the investment committee of the Advisor are affiliates of, but not employees of, the Advisor, and each has other significant responsibilities with affiliated entities. The affiliated entities conduct businesses and activities of their own in which the Advisor has no economic interest. If these separate activities are significantly greater than the Advisor’s activities, there could be material competition for the efforts of key personnel. See “Risks — Management Risk.”
      The Company anticipates that it will borrow money, issue preferred stock or issue other debt securities to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). These practices are known as leverage. Leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time, it creates special risks that may adversely affect common stockholders. If the Company utilizes leverage as expected, the common shares will be junior in liquidation and distribution rights to senior securities, such as preferred shares, issued by the Company. Because the Advisor’s fee is based on total assets (including assets to be obtained through anticipated leverage), the Advisor’s fee will be higher if the Company is leveraged. There can be no assurance that a leveraged strategy will be successful during any period in which it is used. See “Leverage” and “Risks — Leverage Risk.”
      The prospectus sets forth the information about the Company that a prospective investor should know before investing. You should read this prospectus, which contains important information about the Company, before deciding whether to invest in the Company’s Common Shares, and retain it for future reference. A statement of additional information, dated May 25, 2005, containing additional information about the Company, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 51 of this prospectus, request a free copy of the Company’s annual and semi-annual reports to stockholders, request other information about the Company or make stockholder inquiries by calling 1-800-727-0254 or by writing to the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. You can also view the Company’s statement of additional information and annual and semi-annual reports to stockholders on the Company’s website (http://www.tortoiseadvisors.com). In addition, the Securities and Exchange Commission maintains a website (http://www.sec.gov) on which you may view the Company’s statement of additional information, all material incorporated by reference, the Company’s annual and semi-annual reports and other information about the Company.
      The Company’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE COMPANY HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE COMPANY IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. THE COMPANY’S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE. THE COMPANY WILL AMEND OR SUPPLEMENT THIS PROSPECTUS TO REFLECT MATERIAL CHANGES TO THE INFORMATION CONTAINED IN THIS PROSPECTUS TO THE EXTENT REQUIRED BY APPLICABLE LAW.

ii

PROSPECTUS SUMMARY
      This is only a summary. This summary may not contain all of the information that you should consider before investing in the Company’s shares of common stock offered by this prospectus (the “Common Shares”). You should review the more detailed information contained in this prospectus and in the statement of additional information, especially the information set forth under the heading “Risks” beginning on page 25 of this prospectus.
The Company
      Tortoise Energy Capital Corporation (the “Company”) is a newly organized, non-diversified, closed-end management investment company. The Company’s investment objective is to obtain a high level of total return with an emphasis on current cash distributions paid to stockholders. For purposes of the Company’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Company will invest regardless of the tax character of the distributions. The Company will seek to provide its stockholders with an efficient vehicle to invest in a portfolio consisting primarily of master limited partnerships (“MLPs”) and their affiliates in the energy infrastructure sector. Companies (including MLPs) in the energy infrastructure sector engage in the business of gathering, transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil, refined petroleum products or other natural resources, or exploring, developing, managing or producing such commodities. Similar to the tax characterization of cash distributions made by MLPs to their unit holders, the Company believes that a relatively high portion of its distributions to stockholders may be treated as return of capital. Tortoise Capital Advisors, LLC, a Delaware limited liability company (the “Advisor”), will serve as the Company’s investment adviser. The principal business address of the Advisor is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
The Offering
      The Company is offering 14,000,000 Common Shares at an initial offering price of $25.00 per share through a group of underwriters (the “Underwriters”) led by Lehman Brothers Inc. and Stifel, Nicolaus & Company, Incorporated as joint book-running managers and Wachovia Capital Markets, LLC as joint lead manager. An investor must purchase at least 100 Common Shares ($2,500) in order to participate in this offering. The Company has given the Underwriters an option to purchase up to 2,100,000 additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of this prospectus to cover over-allotments. See “Underwriting.”
Listing
      The Common Shares have been approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the trading or “ticker” symbol “TYY.”
Tax Status of Company
      Unlike most investment companies, the Company will not be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, the Company will be obligated to pay federal and applicable state corporate taxes on its taxable income. On the other hand, the Company is not subject to the Internal Revenue Code rules limiting the assets in which regulated investment companies can invest. These rules limit the extent to which a regulated investment company can invest in any MLP. Unlike investment companies regulated under the Internal Revenue Code, the Company is not required to distribute substantially all of its income and capital gains. The Company will invest a substantial portion of its assets in MLPs. Although the MLPs will generate taxable income to the Company, the Company expects the MLPs to pay cash distributions in excess of the taxable income reportable by the Company. See “Prospectus Summary — Taxation of MLPs and MLP Investors.” Similarly, the Company expects to distribute cash in excess of its taxable income to its stockholders and intends to distribute substantially all of its distributable cash flow (generally, cash from operations less certain operating expenses and reserves). The taxation of Company distributions is discussed below under “Prospectus Summary — Stockholder Tax Features.” See also “Tax Matters.”
Taxation of MLPs and MLP Investors
      The Company will invest primarily in MLPs, which are treated as partnerships for federal income tax purposes. Limited partners, such as the Company, will be required to pay tax on their allocable share of the MLPs’ income, gains, losses and deductions, including accelerated depreciation and amortization deductions. Such items generally are allocated among the general partner and limited partners in accordance with their percentage interests in the MLP. Partners recognize and must report their allocable share of income regardless of whether any cash distributions are paid out. MLPs typically are required by their charter documents to distribute substantially all of their distributable cash flow. The types of MLPs in which the Company intends to invest have historically made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners. This may be due to a variety of factors, including that the MLP may have significant non-cash deductions, such as accelerated depreciation. If the cash distributions exceed the taxable income reported, the MLP investor’s basis in MLP units will decrease. This feature will reduce current income tax liability, but potentially will increase the investor’s gain upon the sale of its MLP interest. See “Tax Matters.”
Stockholder Tax Features
      Stockholders of the Company will hold common stock of a Maryland corporation. Shares of common stock differ substantially from partnership interests for federal income tax purposes. Unlike holders of MLP common units, stockholders of the Company will not recognize an allocable share of the Company’s income, gains, losses and deductions. Stockholders recognize income only if the Company pays out distributions. The tax character of the distributions can vary. If the Company makes distributions from current or accumulated earnings and profits allocable to the particular shares held by a stockholder, such distributions will be taxable to a stockholder in the current period as dividend income. Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to taxation at favorable capital gains rates. If distributions exceed the Company’s allocable current or accumulated earnings and profits, such excess distributions will constitute a tax-free return of capital to the extent of a stockholder’s basis in its Common Shares. To the extent excess distributions exceed a stockholder’s basis, the amount in excess of basis will be taxed as capital gain. Based on the historical performance of MLPs, the Company expects that a significant portion of distributions to holders of Common Shares will constitute a tax-free return of capital. There is no assurance that the Company will make regular distributions or that the Company’s expectation regarding the tax character of its distributions will be realized. The special tax treatment for qualified dividends is scheduled to expire as of December 31, 2008.
      Upon the sale of Common Shares, a stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the stockholder and the stockholder’s federal income tax basis in its Common Shares sold, as adjusted to reflect return(s) of capital. Generally, such capital gain or loss will be long-term capital gain or loss if Common Shares were held as a capital asset for more than one year. The tax basis for Common Shares owned by an individual stockholder will be adjusted to equal their full market value upon such stockholder’s death. See “Tax Matters.”
Comparison with Direct Investments in MLPs
      The Company is designed to provide an efficient vehicle for investing in a portfolio of MLPs. The Company believes that an investor who invests in the Company will benefit from a number of portfolio and tax features that would not be available from a direct investment in MLPs, including the following:

•	An investment in the Company offers the opportunity to indirectly invest in a number of MLPs through a single investment vehicle;

•	An investment in the Company offers access to direct placements (securities acquired in a transaction other than on a securities exchange or on the NASDAQ National Market). Direct placements offer the potential for increased return, but are typically only available to a limited number of institutional investors such as the Company;

•	Each stockholder of the Company will receive a single Form 1099, rather than a Form K-1 from each MLP if such stockholder had instead invested directly in the MLP;

•	Stockholders of the Company will not be required to file state income tax returns in each state in which MLPs owned by the Company operate, whereas limited partners of MLPs may be required to make state filings in states in which the MLP operates;

•	The passive activity income and loss rules apply to a direct investment in MLPs, but not to an investment in the Company (these rules limit the ability of an investor to use losses to offset other gains);

•	The Internal Revenue Code generally excludes corporate dividends from treatment as unrelated business taxable income (“UBTI”) (unless the stock is debt-financed). Tax-exempt investors, including pension plans, foundations, 401-Ks and IRAs, will not have UBTI upon receipt of distributions from the Company, whereas a tax-exempt limited partner’s allocable share of income of an MLP is treated as UBTI; and

•	In order to qualify as a regulated investment company for federal income tax purposes, a regulated investment company is limited in the amount it can invest in MLP units. However, such limit does not apply to the Company since the Company will be taxed as a corporation, and not a regulated investment company, for federal income tax purposes.
      Unlike MLPs, the Company will be obligated to pay current and accrue deferred taxes with respect to its income, thereby subjecting the Company’s income to a double layer of tax upon distribution to the Company’s stockholders. Like other investment companies, stockholders of the Company will bear the operating costs of the Company, including management fees, custody and administration, and the costs of operating as a public company.
Investment Policies
      Under normal circumstances and once fully invested in accordance with its investment objective, the Company will have at least 80% of its net assets, plus any borrowings for investment purposes invested in equity securities of entities in the energy sector. The Company will invest solely in entities organized in the United States.
      The Company has adopted the following additional nonfundamental investment policies:

•	The Company will invest at least 80% of its total assets (including assets to be obtained through anticipated leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector.

•	The Company may invest up to 50% of its total assets in restricted securities, all of which may be invested in illiquid securities. The types of restricted securities that the Company may purchase include MLP convertible subordinated units, unregistered MLP common units and securities of publicly traded and privately held companies (i.e., non-MLPs).

•	The Company may invest up to 20% of its total assets in debt securities, including securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P’s”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Advisor.

•	The Company will not invest more than 15% of its total assets in any single issuer.

•	The Company will not engage in short sales.

      The Company may change its nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector requires at least 60 days prior written notice to stockholders. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations. The term total assets includes assets to be obtained through anticipated leverage for the purpose of each nonfundamental investment policy.
      The Company intends to invest primarily in equity securities of MLPs, which currently consist of common units and convertible subordinated units. The Company may also invest in I-Shares issued by affiliates of MLPs. As of the date of this prospectus, substantially all MLP common units and I-Shares in which the Company intends to invest are of a class listed and traded on the NYSE, American Stock Exchange (“AMEX”) or NASDAQ National Market. The Company may also purchase MLP common units directly from MLPs or unitholders of MLPs. MLP convertible subordinated units are a class of securities not listed or publicly traded, and are typically purchased in directly negotiated transactions with MLP affiliates or institutional holders of such shares. MLP subordinated units are typically convertible into a class of securities listed and traded on the NYSE, AMEX or NASDAQ National Market. The Company may also invest in securities of general partners or other affiliates of MLPs and in securities of private companies. It is anticipated that all publicly traded MLPs in which the Company will invest will have an equity market capitalization greater than $100 million.
      MLP common unit holders have typical limited partner rights, including limited management and voting rights. MLP common units have priority over convertible subordinated units upon liquidation. Common unit holders are entitled to minimum quarterly distributions (“MQD”), including arrearage rights, prior to any distribution payments to convertible subordinated unit holders or incentive distribution payments to the general partner. MLP convertible subordinated units are convertible to common units on a one-to-one basis after the passage of time and/or achievement of specified financial goals. MLP convertible subordinated units are entitled to MQD after the payments to holders of common units and before incentive distributions to the general partner. MLP convertible subordinated units do not have arrearage rights. I-Shares typically are issued by a limited liability company that owns an interest in and manages an MLP. An I-Share issuer’s assets consist solely of MLP I-units and therefore I-Shares represent an indirect investment in MLPs. I-Shares have similar features to MLP common units except that distributions are payable in additional I-Shares rather than cash. The Company will invest in I-Shares only if it has adequate cash to satisfy its distribution targets.
      Recently, some energy infrastructure companies in which the Company may invest have been organized as limited liability companies (“LLCs”). Such LLCs are treated as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Company may invest in common units or other securities of such LLCs. These common units possess characteristics similar to those of MLP common units, as discussed in more detail below. See “The Company — Investment Securities.”
Use of Leverage by the Company
      The Company anticipates that it will borrow money, issue preferred stock, or issue other debt securities. Under the Investment Company Act of 1940 (the “1940 Act”), the Company is not permitted to incur indebtedness constituting senior securities unless immediately thereafter the Company has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. A more detailed description of such limitations can be found under the heading “Leverage,” below. The Company may not be leveraged at all times and the amount of leverage, if any, may vary depending on a variety of factors, including the costs that the Company would incur as a result of leverage, market conditions and available investment opportunities, including direct placement potential. Subject to oversight of the Board of Directors, the Company intends to leverage only when it believes that leverage will serve the best interests of stockholders. The principal, although not exclusive, factor used in making the determination will be whether the potential return is likely to exceed the cost of leverage.

      Because the Advisor’s fee is based upon a percentage of the Company’s Managed Assets (as defined below), the Advisor’s fee will be higher if the Company is leveraged. Therefore, the Advisor will have a financial incentive to leverage the Company, which may create a conflict of interest between the Advisor and the holders of the Common Shares. While the Company expects to utilize leverage, there can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See “Leverage” and “Risks — Leverage Risk.”
      The Company may, but is not required to, hedge general interest rate exposure arising from its leverage transactions. Under current market conditions, hedging would be accomplished principally by entering into interest rate transactions such as swaps, caps and floors. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. See “Risks — Hedging Strategy Risk.”
Investment Advisor
      The Advisor was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Advisor has been managing investments in portfolios of MLP investments since that time, and, in February 2004, the Advisor commenced managing the investments of Tortoise Energy Infrastructure Corporation (“TYG”). TYG, whose shares trade on the New York Stock Exchange under the symbol “TYG”, is a non-diversified, closed-end management investment company, that was created to invest principally in MLPs in the energy infrastructure sector. As of April 30, 2005, TYG had total assets of approximately $675 million. As of April 30, 2005, the Advisor had approximately $835 million of client assets under management, including the assets of TYG. As disclosed more completely below, the Advisor may allocate certain investment opportunities among the Company and its other clients, including TYG.
      The Advisor is controlled equally by Fountain Capital Management, L.L.C. (“Fountain Capital”) and Kansas City Equity Partners LC (“KCEP”). Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Fountain Capital had approximately $2.4 billion of client assets under management as of April 30, 2005, of which approximately $320 million were in energy industry investments. KCEP was formed in 1993 and is focused solely on managing two private equity funds, which have had combined committed capital of $100 million. KCEP focuses on private equity investments, including investments in two energy infrastructure MLPs.
      The Advisor will be responsible for the investment of the Company’s portfolio in accordance with the Company’s investment objective and policies. The Advisor will make all investment decisions for the Company, subject to oversight by the Company’s Board of Directors. Day-to-day management of the Company’s portfolio will be the responsibility of the Advisor’s investment committee, which consists of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte. Messrs. Schulte and Matlack are full-time employees of the Advisor. The other members of the Advisor’s investment committee are affiliates of, but not employees of, the Advisor. Members of the investment committee have significant responsibilities with KCEP or Fountain Capital or their affiliates. For a more detailed explanation of the Advisor, its employees and its affiliates, see “Management of the Company.” All members of the investment committee have undertaken to provide such services as are necessary to fulfill the obligations of the Advisor to the Company. The Company will pay the Advisor a fee for its investment management services equal to an annual rate of 0.90% of the Company’s average monthly total assets (including any assets attributable to any leverage) minus accrued liabilities other than (i) deferred taxes, (ii) debt entered into for purposes of leverage and (iii) the aggregate liquidation preference of any preferred stock (“Managed Assets”) during the first twelve months of the Company’s operations. Thereafter, the Company will pay the Advisor at an annual rate of 0.95% of the Company’s Managed Assets for such services. This fee is calculated monthly and paid quarterly.

Distributions
      The Company intends to pay out substantially all of its distributable cash flow (“DCF”) to holders of Common Shares through quarterly distributions. DCF is the amount received by the Company as cash or paid-in-kind distributions, and interest payments received on debt securities owned by the Company, less current or anticipated operating expenses, current income taxes on Company income, and leverage costs paid by the Company. The Company’s board of directors (the “Board of Directors” or the “Board”) has adopted a policy to target distributions to common stockholders in an amount of at least 95% of DCF on an annual basis. The Company expects that it will declare a distribution no later than August 2005. Subsequent distributions will be paid each fiscal quarter out of DCF, if any. There is no assurance that the Company will continue to make regular distributions. The Company intends to have a fiscal year ending November 30.
      If a stockholder’s shares are registered directly with the Company, distributions will be automatically reinvested in additional common stock under the Company’s Automatic Dividend Reinvestment Plan (the “Plan”) unless a stockholder elects to receive distributions in cash. If a stockholder’s shares are held in street name with a brokerage firm that participates in the Plan through the facilities of DTC and the stockholder’s account is coded dividend reinvestment by such brokerage firm, distributions will be automatically reinvested in additional common stock unless a stockholder elects to receive distributions in cash. If a stockholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm, or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask their investment executive to determine what arrangements can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a stockholder will receive distributions in cash.

Risks
      No Operating History. The Company is a newly organized non-diversified closed-end management investment company and has no operating history or history of public trading of its Common Shares.
      Management Risk. The Advisor was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Advisor has been managing investments in portfolios of MLP investments since that time, including, since February 2004, managing the investments of TYG. TYG is a non-diversified, closed-end management investment company that was created to invest principally in MLPs in the energy infrastructure sector. The Company and TYG have the same investment committee and officers. As of April 30, 2005, the Advisor had client assets under management of approximately $835 million, including the assets of TYG. The Advisor has ten full time employees, but also relies on the officers, employees, and resources of Fountain Capital, KCEP and their affiliates for certain functions. Three (of the five) members of the investment committee are affiliates of, but not employees of, the Advisor, and each have other significant responsibilities with such affiliated entities. Fountain Capital, KCEP and their affiliates conduct businesses and activities of their own in which the Advisor has no economic interest. If these separate activities become significantly greater than the Advisor’s activities, there could be material competition for the efforts of key personnel. See “Risks — Management Risk.”
      Energy Infrastructure Sector. The Company intends to invest in a portfolio consisting primarily of MLPs and their affiliates in the energy infrastructure sector. Under normal circumstances and once fully invested in accordance with its investment objective, the Company will have at least 80% of its total assets (including assets to be obtained through anticipated leverage) invested in equity securities of MLPs and their affiliates in the energy infrastructure sector. Certain risks inherent in the energy infrastructure business of MLPs include the following:

•	Processing and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane MLPs do own the underlying energy commodity, the Advisor intends to seek high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices.

•	The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

•	A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

•	A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a material adverse impact on an MLP’s ability to make distributions. MLPs are often dependent upon exploration and development activities by third parties. MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Company from MLPs that grow through acquisitions.

•	The profitability of MLPs could be adversely affected by changes in the regulatory environment. The business of MLPs is heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

•	A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs because of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates may also increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

•	Since the September 11th attacks, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

•	Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including (i) tax risks (described in more detail below), (ii) limited ability to elect or remove management, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest of the general partner, including those arising from incentive distribution payments.

      Cash Flow Risk. The Company will derive substantially all of its cash flow from investments in equity securities of MLPs and their affiliates. The amount of cash that the Company has available to distribute to stockholders is dependent on the ability of such entities to make distributions to their investors. The Company has no control over the actions of MLPs and their affiliates. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure sector generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
      Tax Risk of MLPs. The value of the Company’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current law requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Company would be taxed entirely as dividend income. As a result, there would be a material reduction in the Company’s cash flow and there would likely be a material decrease in the value of the Common Shares.
      Items of income, gains, losses and deductions of each MLP flow through to the Company in its capacity as a partner of the MLP. Historically, a substantial portion of MLP income has been offset by tax deductions. If the amount of MLP income tax deductions that may be claimed by the Company is less than anticipated or the Company turns over its portfolio more rapidly than anticipated, the Company will incur greater current income taxes. A significant slowdown in acquisition activity by the MLPs in the Company’s portfolio also could accelerate the Company’s obligations to pay income taxes due in part to less accelerated depreciation generated by new acquisitions. In such a case, the portion of the Company’s distributions that is treated as a return of capital will be reduced and the portion treated as dividend income would increase, resulting in lower after tax distributions for the Company’s stockholders. See “Risks — Deferred Tax Risk.”
      Delay in Use of Proceeds. Although the Company currently intends to invest the proceeds of any sales of Common Shares as soon as practicable following the closing, such investments may be delayed if suitable investments are unavailable at the time or for other reasons or if the Company is unable to secure firm commitments for direct placements. Due to the trading market and volumes for MLPs, it may take the Company a period of time to accumulate positions in certain securities. Because the market for MLP securities may at times be less liquid than the market for many other securities, the Company may be unable to obtain such securities within the time, and in the amount, currently anticipated by the Company. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments, or other securities pending investment in MLPs or other securities. The Company estimates that the net proceeds of this offering will be fully invested in accordance with the Company’s investment objective within six months of the closing. A delay in the anticipated use of proceeds could lower returns and lower the Company’s yield in the first year after the issuance of Common Shares. See “Use of Proceeds.”
      Equity Securities Risk. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
      Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.
      Because MLP convertible subordinated units generally convert to common units at a one-to-one ratio, the price that the Company can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, the length of time remaining to conversion, and the size of the block purchased.
      The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.
      Leverage Risk. Leverage creates an opportunity for an increased return to common stockholders, but it is a speculative technique that could adversely affect common stockholders. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds or other leverage proceeds exceed the costs of the leverage, the use of leverage could cause the Company to lose money. When leverage is used, the net asset value and market value of Common Shares will be more volatile. There is no assurance that the use of leverage will be successful during any period in which it is used.
      Common stockholders will bear the costs of any leverage through higher operating expenses. The issuance of debt securities or preferred stock by the Company would involve offering expenses and other costs. Fluctuations in interest rates on borrowings and short-term debt could reduce cash available for distributions on Common Shares. In addition, borrowings pursuant to credit agreements or rated preferred stock may result in the Company being subject to certain covenants, such as those relating to asset coverage and portfolio composition, which may affect the Company’s ability to pay distributions on Common Shares in certain instances. The Company may also be required to pledge its assets to the lenders in connection with certain types of borrowing. See “Risks — Leverage Risk.”
      Hedging Strategy Risk. The Company may in the future use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from the Company’s leveraged capital structure. The Company does not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that the Company may use for hedging purposes will expose the Company to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the costs of which can be significant. In addition, the Company’s success in using hedging instruments is subject to the Advisor’s ability to predict correctly changes in the relationships of such hedging instruments to the Company’s leverage risk, and there can be no assurance that the Advisor’s judgment in this respect will be accurate.
      Depending on the state of interest rates in general, the Company’s use of interest rate transactions such as swaps, caps or floors could enhance or decrease the distributions on the Common Shares. To the extent there is a decline in interest rates, the value of interest rate transactions could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate transaction defaults, the Company would not be able to use the anticipated net receipts under the interest rate transaction to offset the Company’s cost of financial leverage. Consequently, the use of hedging transactions might result in a poorer overall performance for the Company, whether or not adjusted for risk, than if the Company had not engaged in such transactions. See “Risks — Hedging Strategy Risk.”
      Competition Risk. A number of alternatives to the Company as a vehicle for investment in the portfolio of energy infrastructure MLPs exist, including private funds and other publicly traded investment companies (including one advised by the Advisor). In addition, recent tax law changes have increased, or future tax law changes may increase, the ability of regulated investment companies or other institutions to invest directly in MLPs. These competitive conditions may adversely impact the Company’s ability to make investments in the MLP market and could adversely impact Company’s distributions to common stockholders.
      Portfolio Turnover Risk. The Company’s annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. High portfolio turnover may result in the Company’s realization of gains that will be taxable as ordinary income to the Company. In addition, high portfolio turnover may increase the Company’s current and accumulated earnings and profits, resulting in a greater portion of the Company’s distributions being treated as dividend income to the Company’s stockholders. See “The Company — Portfolio Turnover” and “Tax Matters.”
      Restricted Securities Risk. The Company may invest up to 50% of its total assets in restricted securities. Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Company’s ability to dispose of them and may lower the amount the Company could realize upon their sale. To enable the Company to sell its holdings of a restricted security not registered under the Securities Act of 1933 (the “1933 Act”), the Company may have to cause those securities to be registered. If the Company decides to pursue a public sale of restricted securities, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.
      Liquidity Risk. Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ National Market, certain securities of MLPs and their affiliates may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities of MLPs and their affiliates experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Company to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. These securities are also more difficult to value, and the Advisor’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of the Company’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Company’s ability to take advantage of other market opportunities. See “The Company — Investment Policies.”
      Valuation Risk. Market prices generally will not be available for convertible subordinated units or securities of private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Advisor pursuant to procedures adopted by the Board of Directors. Similarly, securities acquired through direct placements will be based on fair value determinations if they are subject to legal and contractual restrictions on resale; however, the Advisor expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect the ability of the Company to determine its net asset value. The sale price of securities that are restricted or otherwise not readily marketable may be lower or higher than the Company’s most recent fair valuation. In addition, the Company will rely on information provided by MLPs to calculate taxable income allocable to MLP units held by the Company and to estimate associated deferred tax liability. See “Net Asset Value.”
      Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. The Company’s investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Company to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
      Below Investment Grade Securities Risk. Below investment grade debt securities are commonly referred to as “junk bonds.” Below investment grade quality securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal while they are outstanding. Below investment grade debt securities are susceptible to default or decline in market value due to adverse economic and business developments. The Company does not intend to invest in distressed securities (securities issued by a company in a bankruptcy reorganization, subject to a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest and principal). However, in the event any below investment grade debt security becomes distressed while held by the Company, the Company may be required to incur extraordinary expenses in order to protect and recover its investment, and there will be significant uncertainty as to when, in what manner and for what value, if any, the distressed obligations will be satisfied. See “Risks — Below Investment Grade Securities Risk.”
      Nondiversification. The Company is a non-diversified, closed-end management investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities held by the Company. There currently are approximately fifty-five (55) companies presently organized as MLPs, the majority of which operate in the energy infrastructure sector. In addition, the Company is aware of six (6) affiliates of MLPs that are publicly traded. The Company intends to select investments of MLPs and their affiliates from this small pool of issuers. The Company will be able to invest up to 15% of the value of its total assets (including assets to be obtained through anticipated leverage) in the securities of any single issuer. To the extent the Company invests close to 15% of the value of its total assets in the securities of a single issuer, or a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to economic, political or regulatory occurrences that affect only one or a few issuers. The Company may invest in non-MLP securities to a lesser degree, consistent with its investment objective and policies.
      Conflicts of Interest of Advisor. Conflicts of interest may arise from the fact that the Advisor and its affiliates carry on substantial investment activities for other clients, including TYG, in which the Company will have no interest and some of which, including TYG, may have similar investment strategies as the Company. The Advisor or its affiliates may have financial incentives to favor certain of such accounts over the Company, and certain proprietary accounts and other customer accounts may compete with the Company for specific trades. The Advisor or its affiliates may give advice and recommend securities to, or buy or sell securities for, the Company, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Company.
      Situations may occur when the Company could be disadvantaged because of the investment activities conducted by the Advisor and its affiliates for its other accounts. Such situations may be based on, among other things, the following: (i) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other accounts, thereby limiting the size of the Company’s position; (ii) the difficulty of liquidating an investment for the Company or the other accounts where the market cannot absorb the sale of the combined position; or (iii) limits on co-investing in private placement securities under the 1940 Act. As a result of one or more of these situations, the Company may not be able to invest as much as it otherwise would in certain investments or may not be able to liquidate a portion as quickly. See “The Company — Conflicts of Interest.”
      Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.
      Anti-Takeover Provisions. The Company’s Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Company, causing it to engage in certain transactions or modifying its structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company. See “Certain Provisions in the Company’s Charter and Bylaws.”
      Market Discount Risk. Shares of closed-end management investment companies frequently trade at prices lower than their net asset value. This is characteristic of shares of closed-end management investment companies and is a risk separate and distinct from the risk that the Company’s net asset value may decrease as a result of investment activities. Although this risk applies to all stockholders, it may be greater for stockholders who sell their shares within a relatively short period after completion of the public offering. The

Company’s net asset value will be reduced immediately following this offering by the underwriter discounts and commissions, and the offering and organizational costs of the Company which will be borne entirely by the Company.
      For more information on the risks of investing in the Company, see “Risks” beginning on page 25.

Administrator, Custodian, Transfer Agent and Dividend Paying Agent
      The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. Computershare Investor Services, LLC will serve as the Company’s transfer agent. Computershare Trust Company, Inc. will serve at the Company’s dividend paying agent and agent for the Automatic Dividend Reinvestment Plan. U.S. Bank N.A. will serve as the Company’s Custodian. See “Administrator, Custodian, Transfer Agent and Dividend Paying Agent.”

SUMMARY OF COMPANY EXPENSES
      The following table assumes leverage through transactions involving indebtedness in an amount equal to thirty three and one third percent (33 1/3%) of the Company’s total assets (including the amount obtained through leverage) and shows Company expenses as a percentage of net assets attributable to the Company’s Common Shares. The assumed leverage may be obtained by the Company through the issuance of debt, the sale of preferred shares or a combination of both. Footnote 5 to the table also shows Company expenses as a percentage of net assets attributable to the Company’s Common Shares, but assumes that the Company does not use any form of leverage.
Stockholder Transaction Expense

Underwriting Discounts and Commissions (as a percentage of offering price)(1)	4.50%
Offering Expenses Borne by the Company (as a percentage of offering price)(2)	.29%
Offering Expenses of Indebtedness Expected to be Borne by the Company (as a percentage of offering price)*	.13%
Dividend Reinvestment Plan Fees(3)	None

Percentage of
Net Assets
Attributable to
Common Shares
(Assumes Leverage
is Outstanding)

Management Fee**	1.42%
Interest on Borrowings(4)	2.25%
Other Expenses(5)(6)	.30%

Total Annual Expenses	3.97%
          Example:

The following example illustrates the expenses (including the underwriting discounts and commissions of $1.125/share and estimated offering costs of this offering of approximately $.07 per Common Share) that stockholders would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 3.97% of net assets attributable to Common Shares and (2) a 5% annual return. The example assumes that the estimated Other Expenses set forth in the fee table above are accurate, that all distributions are reinvested at net asset value and that the Company is engaged in leverage of 33 1/3% of its total assets, assuming a 4.5% annual interest rate cost of leverage. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. MOREOVER, THE COMPANY’S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.

	1 Year	3 Years	5 Years	10 Years

Total Expenses	$86	$163	$243	$447

*	Assuming the Company expenses the entire amount of the offerings upon issuance of indebtedness. Such offering expenses are estimated to be approximately $450,000 and such expenses will be borne exclusively by the holders of Common Shares. Assuming the Company has 14 million Common Shares then outstanding, those expenses will result in an immediate reduction to net asset value of $.03 per Common Share.

**	The Advisor has agreed to a fee equal on an annual basis to .90% of the Company’s Managed Assets for the first 12 months of the Company’s operations. Thereafter, the fee will be equal to .95% of the Company’s Managed Assets on an annual basis as reflected below. The tables assume the fee is equal to .95% of the Company’s Managed Assets on an annual basis.

(1)	For a description of the manner in which the underwriting discounts and commissions are allocated and of other compensation paid to the underwriters by the Company, see “Underwriting.”

(2)	The total of other expenses and offering costs, including the financial advisory fee paid to Stifel, Nicolaus & Company, Incorporated, to be incurred by the Company in connection with the offering described in this prospectus is estimated to be $1.0 million.

(3)	Stockholders will pay brokerage charges if they direct the plan agent to sell their Common Shares held in a dividend reinvestment account. See “Distributions — Automatic Dividend Reinvestment Plan.”

(4)	The table assumes outstanding indebtedness of approximately $167 million, which reflects leverage in an amount representing 33 1/3% of the Company’s total assets (assuming such indebtedness is obtained at a 4.5% annual rate of interest and assuming the Company issues 14 million Common Shares).

(5)	The table presented in this footnote estimates what the Company’s annual expenses would be, stated as percentages of the Company’s net assets attributable to Common Shares but, unlike the table above, assumes that the Company does not use any form of leverage, as would be the case, for instance, prior to the Company’s expected borrowing. In accordance with these assumptions, the Company’s expenses would be estimated as follows:

Percentage of
Net Assets
Attributable to
Common Shares
(Assumes no Leverage
is Outstanding)

Management Fee**	.95%
Other Expenses(6)	.27%

Total Annual Expenses	1.22%

(6)	Does not include current income tax expense, which is estimated to be immaterial. The Company’s deferred income tax expenses will reduce the net asset value of the Company.
      The purpose of the table and example above is to help investors understand the fees and expenses that they, as common stockholders, would bear directly or indirectly. As of the date of this prospectus, the Company has not commenced investment operations. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Company’s first year of operations unless otherwise indicated and assume that the Company issues 14 million Common Shares. If the Company issues fewer Common Shares, all other things being equal, these expenses would increase. For additional information with respect to the Company’s expenses, see “Management of the Company.”
USE OF PROCEEDS
      The net proceeds of this offering will be approximately $333,244,420 (or approximately $383,286,783 assuming the Underwriters exercise the over-allotment option in full) after payment of offering costs and the deduction of the underwriting discounts and commissions. The Company will pay all of its organizational costs and Common Share offering costs, which are estimated to be approximately $.08 per Common Share. The Company will invest the net proceeds of the offering in accordance with its investment objective and policies described below. The Company estimates that the net proceeds of this offering will be fully invested in accordance with the Company’s investment objective within six months of the closing. It may take the Company up to six months to invest the proceeds of this offering for several reasons, including the lack of availability of suitable investments, difficulty in securing firm commitments for direct placements and the trading market and volumes of the securities of publicly traded MLPs and their affiliates. Pending such investment, those proceeds may be invested in U.S. Government securities or high quality, short-term money market instruments that are expected to provide a lower yield than the securities of MLPs and their affiliates. See “Prospectus Summary — Risks — Delay in Use of Proceeds” “The Company — Investment Objective” and “— Investment Policies.”

THE COMPANY
      The Company is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. Unlike most investment companies, the Company will be taxed as a corporation and will not elect to be treated as a regulated investment company under the Internal Revenue Code. The Company was organized as a Maryland corporation on March 4, 2005. As a newly organized entity, the Company has no operating history. The Company’s principal office is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas.
Investment Objective
      The Company’s investment objective is to obtain a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of the Company’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Company will invest regardless of the tax character of the distributions. The Company will seek to provide its stockholders with an efficient vehicle to invest in a portfolio consisting primarily of MLPs and their affiliates in the energy infrastructure sector. Similar to the tax characterization of cash distributions made by MLPs to their unit holders, the Company believes that a relatively high portion of its distributions to stockholders may be treated as return of capital.
Energy Infrastructure Sector
      The Company will invest primarily in the energy infrastructure sector. The Company will pursue its objective by investing principally in a portfolio of equity securities issued by MLPs and their affiliates, including restricted securities. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. Restricted securities are expected to provide a higher total return to the Company than securities traded in the open market. A more detailed description of investment policies and restrictions, including those deemed to be fundamental and thus subject to change only with the approval of the holders of a majority of the Company’s outstanding voting securities, and more detailed information about portfolio investments are contained in the statement of additional information.
      Energy Infrastructure Sector. Companies (including MLPs) in the energy infrastructure sector engage in the business of gathering, transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil, refined petroleum products or other natural resources, or exploring, developing, managing or producing such commodities. Energy infrastructure companies do not operate as “public utilities” or “local distribution companies,” and (other than most pipeline MLPs) are therefore not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (“FERC”) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.
      Master Limited Partnerships. Under normal circumstances and once it is fully invested in accordance with its investment objective, the Company will invest at least 80% of its total assets (including assets to be obtained through anticipated leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. MLPs are organized as partnerships, thereby eliminating income tax at the entity level. The typical MLP has two classes of partners, the general partner and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a 2% equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership’s existence and then only converting to common if certain financial tests are met.
      As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
      MLPs in the energy sector which the Company will invest can generally be classified into the following categories:

Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs may also operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.

Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLPs’ ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal-end users.
Comparison with Direct Investments in MLPs
      The Company is designed to provide an efficient vehicle for investing in a portfolio of MLPs. The Company believes that an investor who invests in the Company will benefit from a number of portfolio and tax features that would not be available from a direct investment in MLPs, including the following:

•	An investment in the Company offers an opportunity to indirectly invest in a number of MLPs through a single investment vehicle;

•	An investment in the Company offers access to direct placements (securities acquired in a transaction other than on a securities exchange or on the NASDAQ National Market). Direct placements offer the potential for increased return, but are typically only available to a limited number of institutional investors such as the Company;

•	Each stockholder of the Company will receive a single Form 1099, rather than a Form K-1 from each MLP if such stockholder had instead invested directly in the MLP;

•	Stockholders of the Company will not be required to file state income tax returns in each state in which MLPs owned by the Company operate, whereas limited partners of MLPs may be required to make state filings in states in which the MLP operates;

•	The passive activity income and loss rules apply to a direct investment in MLPs, but not to an investment in the Company (these rules limit the ability of an investor to use losses to offset other gains);

•	The Internal Revenue Code generally excludes corporate dividends from treatment as unrelated business taxable income (“UBTI”) (unless the stock is debt-financed). Tax-exempt investors, including pension plans, foundations, 401-Ks and IRAs, will not have UBTI upon receipt of distributions from the Company, whereas a tax-exempt limited partner’s allocable share of income of an MLP is treated as UBTI; and

•	In order to qualify as a regulated investment company for federal income tax purposes, a regulated investment company is limited in the amount it can invest in MLP units. However, such limit does not apply to the Company since the Company will be taxed as a corporation, and not a regulated investment company, for federal income tax purposes.
      Unlike MLPs, the Company will be obligated to pay current and accrue deferred tax with respect to its income, thereby subjecting the Company’s income to a double layer of tax upon distribution to the Company’s stockholders. Like other investment companies, stockholders of the Company will bear the operating costs of the Company, including management fees, custody and administration, and the costs of operating as a public company.
Investment Process
      Under normal circumstances and once it is fully invested in accordance with its investment objective, the Company will have at least 80% of its total assets (including assets to be obtained through anticipated leverage) invested in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Advisor intends to seek securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Advisor’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although the Advisor intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by the Advisor’s in-house investment analysts. To determine whether a company meets its criteria, the Advisor generally will look for a strong record of distribution growth, a solid ratio of debt to equity and coverage ratio with respect to distributions to unit holders, and a proven track record, incentive structure and management team. It is anticipated that all of the publicly traded MLPs in which the Company will invest will have a market capitalization greater than $100 million.
Investment Policies
      The Company will seek to achieve its investment objective by investing primarily in securities of MLPs that the Advisor believes offer attractive distribution rates and capital appreciation potential. The Company may also invest in other securities set forth below if the Advisor expects to achieve the Company’s objective with such investments.
      The Company’s policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector is a nonfundamental investment policy and may be changed by the Board of Directors without stockholder approval, provided that stockholders receive at least 60 days’ prior written notice of any change.
      The Company has also adopted the following additional nonfundamental policies:

•	The Company will also invest at least 80% of its total assets (including assets to be obtained through anticipated leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector.

•	The Company may invest up to 50% of its total assets in restricted securities, all of which may be invested in illiquid securities. The types of restricted securities that the Company may purchase include MLP convertible subordinated units, unregistered MLP common units and securities of publicly traded and privately held companies (i.e., non-MLPs).

•	The Company may invest up to 20% of its total assets in debt securities, including certain securities rated below investment grade (“junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s and at least B- by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Advisor.

•	The Company will not invest more than 15% of its total assets in any single issuer.

•	The Company will not engage in short sales.
      Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations. Also, the Company may temporarily deviate from its investment restrictions during the period in which it is investing the proceeds of this offering. The term total assets includes assets to be obtained through anticipated leverage for the purpose of each investment restriction.
Investment Securities
      The types of securities in which the Company may invest include, but are not limited to, the following:
      Equity Securities of MLPs. Consistent with its investment objective, the Company may invest up to 100% of its total assets in equity securities issued by MLPs, including common units, and convertible subordinated units, and equity securities issued by affiliates of MLPs, including I-Shares and limited liability company (“LLC”) common units.

      The table below summarizes the features of these securities, and a further discussion of these securities follows:

Convertible
	Common Units(1)	Subordinated Units	I-Shares

Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights
Dividend Priority	First right to minimum quarterly distribution (“MQD”) specified in Partnership Agreement; arrearage rights	Second right to MQD; no arrearage rights	Equal in amount and priority to common units but paid in additional I-Shares at current market value of I-Shares
Dividend Rate	Minimum set in Partnership Agreement; participate pro rata with subordinated after both MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD	Equal in amount to common units
Trading	Listed on NYSE, AMEX and NASDAQ National Market	Not publicly traded	Listed on NYSE
Tax Treatment	Ordinary income to the extent of taxable income allocated to holder; tax- free return of capital on distributions to extent of holder’s basis; excess distributions generally as capital gain	Same as common units	Full distribution treated as return of capital; since distribution is in shares, total basis is not reduced
Type of Investor	Retail; creates UBTI for tax-exempt investor; regulated investment companies are limited to investing 25% of assets in MLPs	Same as common units	Retail and institutional; does not create UBTI; qualifying income for regulated investment companies
Liquidity Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)
Conversion Rights	None	One-to-one ratio into common units	None

(1)	Recently, some energy infrastructure companies in which the Company may invest have been organized as LLCs. Such LLCs are treated as MLPs for federal income tax purposes. Common units of LLCs have similar characteristics of those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.
      MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Also, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which the Company has exposure.
      In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.
      MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units.
      Equity Securities of MLP Affiliates. In addition to equity securities of MLPs, the Company may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which the Company may purchase general partner interests. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
      MLP I-Shares. I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to an affiliate of an MLP, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the

I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.
      Limited Liability Company Units. Recently, some energy infrastructure companies in which the Company may invest have been organized as LLCs. Such LLCs are treated as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Company may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings. LLC common unit holders generally have first rights to a MQD prior to distribution to subordinate unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first rights to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.
      Other Non-MLP Equity Securities. In addition to equity securities of MLPs, the Company may also invest in common and preferred stock, limited liability company interests, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Company. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Company has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.
      Restricted Securities. The Company may invest up to 50% of its total assets in restricted securities. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets may also preclude a public offering of securities. MLP convertible subordinated units are typically purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.
      Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for the Company. However, the Company could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.
      Debt Securities. The Company may invest up to 20% of its assets in debt securities, including securities rated below investment grade. The Company’s debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. To the extent that the Company invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P’s or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Advisor to be of comparable quality. If a security satisfies the Company’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Company will not be required to dispose of such security. If a downgrade occurs, the Advisor will consider what action, including the sale of such security, is in the best interest of the Company and its stockholders.
      Because the risk of default is higher for below investment grade securities than investment grade securities, the Advisor’s research and credit analysis is an especially important part of managing securities of this type. The Advisor will attempt to identify those issuers of below investment grade securities whose financial condition the Advisor believes are adequate to meet future obligations or have improved or are expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.
      Defensive and Temporary Investments. Under adverse market or economic conditions or pending investment of offering or leverage proceeds, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Advisor to be consistent with a defensive posture, or may hold cash. The Advisor may also invest in such instruments to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.
Conflicts of Interest
      Conflicts of interest may arise from the fact that the Advisor and its affiliates will carry on substantial investment activities for other clients, including TYG, in which the Company will have no interest and some of which, including TYG, may have similar investment strategies as the Company. The Advisor or its affiliates may have financial incentives to favor certain of such accounts over the Company. Any of their proprietary accounts and other customer accounts may compete with the Company for specific trades. The Advisor or its affiliates may give advice and recommend securities to, or buy or sell securities for the Company which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Company. When two or more clients advised by the Advisor or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Advisor in its discretion and in accordance with the client’s various investment objectives and the Advisor’s procedures. In some cases, this system may adversely affect the price or size of the position the Company may obtain. In other cases, our ability to participate in volume transactions may produce better execution for the Company.
      The Advisor will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Company and relevant accounts under management in the context of any particular investment opportunity, the investment activities of the Company, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Company will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the future performance of the Company and other accounts of the Advisor may vary.
      To the extent that the Advisor sources and structures private investments in MLPs, certain employees of the Advisor may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that the Company could be precluded from investing in or selling securities of an

MLP about which the Advisor has material, non-public information; however, its is the Advisor’s intention to ensure that any material, non-public information available to certain employees of the Advisor is not shared with those employees responsible for the purchase and sale of publicly traded MLP securities.
      Situations may occur when the Company could be disadvantaged because of the investment activities conducted by the Advisor and its affiliates for its other accounts. Such situations may be based on, among other things, the following: (i) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other accounts, thereby limiting the size of the Company’s position; or (ii) the difficulty of liquidating an investment for the Company or the other accounts where the market cannot absorb the sale of the combined position.
      Under the 1940 Act, the Company and its affiliates may be precluded from co-investing in private placements of securities. The Advisor and TYG have applied to the SEC for exemptive relief to permit TYG, the Company and their respective affiliates to make such investments. Unless and until the Company obtains an exemptive order, the Company will not co-invest with its affiliates in negotiated private placement transactions. We cannot guarantee that the requested relief will be granted by the SEC. Unless and until the Company obtains an exemptive order, the Advisor will not co-invest its proprietary accounts or other clients’ assets in negotiated private transactions in which the Company invests. Until the Company receives exemptive relief, the Advisor will observe a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. As a result of one or more of these situations, the Company may not be able to invest as much as it otherwise would in certain investments or may not be able to liquidate a position as quickly.
      The Advisor and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Advisor that are the same as, different from, or made at a different time than positions taken for the Company. Further, the Advisor may at some time in the future, manage other investment funds with the same investment objective as the Company’s.
Portfolio Turnover
      The Company’s annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company. High portfolio turnover may result in the Company’s recognition of gains that will increase the Company’s current tax liability and thereby lower the after-tax distributions of the Company. In addition, high portfolio turnover may increase the Company’s current and accumulated earnings profits, resulting in a greater portion of the Company’s distributions being treated as taxable dividends for federal income tax purposes. See “Tax Matters.”
LEVERAGE
      The Company anticipates that it will borrow money, issue preferred stock, or issue other debt securities to the extent permitted by the 1940 Act. These practices are known as leverage. The Company generally will not use leverage unless it believes that leverage will serve the best interests of stockholders. The principal, although not exclusive, factor used in making this determination will be whether the potential return is likely to exceed the cost of leverage. The Company may also borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings.
      Under the 1940 Act, the Company is not permitted to incur indebtedness constituting senior securities unless immediately thereafter the Company has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Company may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Company also must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding. The 1940 Act provides that the Company may not declare any cash dividend or other distribution on its shares, or purchase any of its shares of capital stock (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, the Company may be required to sell a portion of its investments when it may be disadvantageous to do so.
      The incurrence of debt by the Company would involve expenses and other costs, including interest payments, which would be borne by the Company’s common stockholders. In addition, the terms of any borrowing or other indebtedness issued by the Company, which will be negotiated with underwriters and rating agencies, may impose asset coverage requirements, dividend limitations and voting right requirements on the Company that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Company’s portfolio composition or on its use of various investment techniques or strategies or its ability to pay distributions on Common Shares in some instances. The Company may also be required to pledge its assets to lenders in connection with certain types of borrowings. Due to these restrictions, the Company may be forced to liquidate investments at times or prices that are not favorable to the Company, or the Company may be forced to forgo investments that the Advisor otherwise views as favorable. Common stockholders would bear the costs of the incurrence of debt which would include offering expenses and the ongoing payment of interest.
      Under the 1940 Act, the Company is not permitted to issue preferred stock unless immediately after such issuance the total assets less liabilities and indebtedness is at least 200% of the liquidation value of the outstanding preferred stock. Stated another way, the Company may not issue preferred stock that has an aggregate liquidation value of more than 50% of its total assets (less liabilities and indebtedness), including the amount leveraged. In addition, the Company is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the total assets less liabilities and indebtedness (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred stock is issued, the Company may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of its investments when it may be disadvantageous to do so, in order maintain asset coverage of any preferred stock of at least 200%. Common stockholders would bear the costs of a preferred share offering which would include offering expenses and the ongoing payment of distributions.
      The Company may, but is not required to, hedge general interest rate exposure arising from its leverage transactions. Under current market conditions, hedging would be accomplished principally by entering into interest rate transactions. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange by the Company with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Company intends to use interest rate transactions solely for the purpose of hedging its leveraged capital structure. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. See “Risks — Hedging Strategy Risk.”
Effects of Leverage
      Assuming borrowings in the amount of 33 1/3% of the Company’s total assets (including the amount borrowed), and an average annual interest rate of 4.5% payable on such borrowing, the annual return that the Company’s portfolio must experience in order to cover those interest payments would be 1.5%. In order to cover the interest payments and other operating expenses of the Company, the annual return the Company’s portfolio must experience would be 2.7%.
      The following table is designed to illustrate the effect of the foregoing level of leverage on the return to a stockholder, assuming hypothetical annual returns (net of expenses) of the Company’s portfolio of -10% to 10%. As the table shows, the leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share Return	(18.1)%	(10.9)	% (3.8)	% 3.4%	10.5%
      During the time in which the Company is utilizing leverage, the amount of the fees paid to the Advisor for investment advisory and management services will be higher than if the Company did not utilize leverage because the fees paid will be calculated based on the Company’s Managed Assets, which include assets purchased with leverage. Therefore, the Advisor will have a financial incentive to leverage the Company, which may create a conflict of interest between the Advisor and the common stockholders. Because payments on any borrowings would be paid by the Company at a specified rate, only the Company’s common stockholders would bear the Company’s fees and expenses.
      Until the Company issues preferred shares or incurs indebtedness, the Company’s Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Any benefits of leverage cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Company’s investment objective and policies. For further information about leveraging, see “Risks — Leverage Risk.”
RISKS
      General. The Company is a non-diversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool. An investment in the Company’s Common Shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Company will achieve its investment objective.
      No Operating History. The Company is a newly organized non-diversified, closed-end management investment company and has no operating history or history of public trading of its Common Shares.
      Management Risk. The Advisor was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. The Advisor has been managing investments in portfolios of MLP investments since that time, including, since February 2004, management of the investments of TYG. TYG is a non-diversified, closed-end management investment company that was created to invest principally in MLPs in the energy infrastructure sector. The Company and TYG have the same investment committee and officers. As of April 30, 2005, the Advisor had client assets under management of approximately $835 million, including the assets of TYG. The Advisor has ten full time employees, but also relies on the officers, employees, and resources of Fountain Capital, KCEP and their affiliates for certain functions. Three (of the five) members of the investment committee are affiliates of, but not employees of, the Advisor, and each have other significant responsibilities with such affiliated entities. Fountain Capital, KCEP and their affiliates conduct businesses and activities of their own in which the Advisor has no economic interest. If these separate activities become significantly greater than the Advisor’s activities, there could be material competition for the efforts of key personnel.
      Energy Infrastructure Sector. Under normal circumstances and once it is fully invested in accordance with its investment objective, the Company will have at least 80% of its total assets (including assets to be obtained through anticipated leverage) invested in equity securities of MLPs and their affiliates in the energy infrastructure sector. Certain risks inherent in the business of energy infrastructure MLPs include the following:

•	Processing and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane MLPs do own the underlying energy commodity, the Advisor seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs performance and distributions are directly tied to commodity prices.

•	The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

•	A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

•	A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a material adverse impact on an MLP’s ability to make distributions. MLPs are often dependent upon exploration and development activities by third parties. MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Company from MLPs that grow through acquisitions.

•	The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters such as the way in which certain MLP assets are constructed, maintained and operated and the prices may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by product of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

•	A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates may also increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

•	Since the September 11th attacks, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

•	Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including (i) tax risks (described below), (ii) limited ability to elect or remove management,

(iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest of the general partner including those arising from incentive distribution payments.

      Industry Specific Risk. MLPs are also subject to risks that are specific to the industry they serve.

Pipeline MLPs are subject to demand for crude oil or refined products in the markets served by the pipeline, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline MLP unit prices are primarily driven by distribution growth rates and prospects for distribution growth.

Processing MLPs are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity and declines in the prices of NGL products and natural gas prices, resulting in lower processing margins.

Propane MLPs are subject to earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Propane MLP unit prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, distribution growth.

Coal MLPs are subject to demand variability based on favorable weather conditions, strong or weak domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing sources of fuel for electric generation. They are also subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets Clean Air Act standards.
      Cash Flow Risk. The Company will derive substantially all of its cash flow from investments in equity securities of MLPs and their affiliates. The amount of cash that the Company has available to distribute to stockholders depends on the ability of such entities to make distributions to their investors and the tax character of those distributions. The Company has no control over the actions of MLPs and their affiliates. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure sector generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
      Equity Securities Risk. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
      Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.
      Because MLP convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Company can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

      The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.
      Tax Risk. The ability of the Company to meet its investment objective depends on the level of taxable income and distributions of the MLPs in which it invests. The Company has no control over the taxable income of underlying MLPs.
      A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could limit the appreciation potential of the Company. In addition, such a slowdown by the MLPs in the Company’s portfolio could accelerate the Company’s obligations to pay income taxes due in part to less accelerated depreciation generated by new acquisitions. In such a case, the portion of the Company’s distributions that is treated as a return on capital will be reduced and the portion treated as dividend income to the Company’s stockholders would increase, resulting in lower after-tax yields for the Company’s investors.
      Tax Law Change Risk. Future changes in tax laws or regulations, or related interpretations of such laws and regulations, could adversely affect the Company or MLPs, which could negatively impact the Company’s stockholders and the amount of distributions they receive from the Company. These changes could include changes in the federal income tax rate applicable to qualifying dividends. Historically, dividend income was taxed as ordinary income. In 2003, legislation reduced the maximum federal income tax rate on qualifying dividends to fifteen percent. The reduced rate on qualifying dividends is scheduled to expire for tax years after 2008.
      Deferred Tax Risk. Historically, a substantial portion of the MLPs’ income has been offset by tax deductions. As a result, MLPs generally have made cash flow payments that have significantly exceeded taxable income. This aspect of MLPs, and the Company’s anticipated leverage, will likely reduce the Company’s current income taxes and, concomitantly, increase the Company’s cash distributions to its stockholders. The Company will accrue deferred income taxes for the anticipated potential future income tax liability attributable to the MLP cash flow distributions in excess of the related MLP taxable income reported by the Company. In addition, the Company will accrue deferred income tax with respect to any appreciation of interests in MLPs or other investments. If the amount of MLP income tax deductions that may be claimed by the Company is smaller than anticipated or the Company turns over its portfolio more rapidly than anticipated, the Company will incur greater current income taxes. This may reduce the Company’s current cash flow distributions and the amount of assets available to the Company for investment. Moreover, if the Company’s taxable income is greater, it is possible that a larger portion of the cash distributions that it makes to stockholders will be treated as taxable dividends, thus reducing the after-tax yield to stockholders.
      Leverage Risk. Borrowings or other transactions involving Company indebtedness (other than for temporary or emergency purposes) and any preferred stock issued by the Company all would be considered “senior securities” for purposes of the 1940 Act and would constitute leverage. Under the 1940 Act, the Company is not permitted to incur indebtedness constituting senior securities unless immediately thereafter the Company has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. A more detailed description of such limitations can be found under the heading “Leverage,” above. Leverage creates an opportunity for an increased return to common stockholders, but it is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause the Company to lose money. Successful use of leverage depends on the Advisor’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.
      Capital raised through leverage will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the securities purchased with the proceeds of the leverage. The Company may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. The issuance of debt securities by the Company would involve offering expenses and other costs, including interest payments, which would be borne indirectly by the common stockholders. Fluctuations in interest rates on borrowings and short-term debt could reduce cash available for distributions on Common Shares. Increased operating costs, including the financing cost associated with any leverage, may reduce the Company’s total return.
      The terms of any borrowing, other indebtedness or preferred stock issued by the Company may impose asset coverage requirements, dividend limitations and voting right requirements on the Company that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Company’s portfolio composition or on its use of various investment techniques or strategies. The Company may be further limited in any of these respects by guidelines established by any rating agencies that issue ratings for debt securities or preferred stock issued by the Company. These requirements may have an adverse effect on the Company. To the extent necessary, the Company intends to repay indebtedness to maintain the required asset coverage. Doing so may require the Company to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Advisor in managing the Company’s portfolio in accordance with the Company’s investment objective and policies.
      The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the return (including the potential for capital appreciation) that the Company can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the stockholders would benefit from an incremental return. However, if the differential between the return on the Company’s investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Accordingly, the costs of leveraging may exceed the return from the portfolio securities purchased with the leveraged capital, which could reduce the net asset value of the Common Shares. Furthermore, if long-term rates rise, the net asset value of the Company’s Common Shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Company would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value of and in the yield on the Company’s portfolio. This, in turn, may result in greater volatility of both the net asset value and the market price of the Common Shares.
      To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Company’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the Company’s return will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as distributions will be reduced.
      Hedging Strategy Risk. The Company may in the future use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from the Company’s leveraged capital structure. Interest rate transactions that the Company may use for hedging purposes will expose the Company to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, the Company’s success in using hedging instruments is subject to the Advisor’s ability to predict correctly changes in the relationships of such hedging instruments to the Company’s leverage risk, and there can be no assurance that the Advisor’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Company, whether or not adjusted for risk, than if the Company had not engaged in such transactions.
      Depending on the state of interest rates in general, the Company’s use of interest rate transactions could enhance or decrease DCF available to holders of Common Shares. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the Company’s cost of financial leverage.

      Competition Risk. A number of alternatives to the Company as a vehicle for investment in the portfolio of energy infrastructure MLPs exist, including private funds and other publicly traded investment companies (including one advised by the Advisor). In addition, recent tax law changes have increased, and future tax law changes may further increase, the ability of regulated investment companies or other institutions to invest directly in MLPs. These competitive conditions may adversely impact the Company’s ability to make investments in the MLP market and could adversely impact Company’s distributions to common stockholders.
      Restricted Securities Risk. The Company may invest up to 50% of its total assets in restricted securities. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for the Company. However, the Company could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units also convert into publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.
      Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Company’s ability to dispose of them and may lower the amount the Company could realize upon their sale. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Company with the issuer at the time the Company buys the securities. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.
      Liquidity Risk. Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ National Market, certain securities of MLPs and their affiliates may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Company to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. These securities are also more difficult to value, and the Advisor’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of the Company’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Company’s ability to take advantage of other market opportunities.
      Valuation Risk. Market prices generally will not be available for MLP convertible subordinated units, or securities of private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Advisor pursuant to procedures adopted by the Board of Directors. Similarly, direct placements of common units will be based on fair value determinations because of their restricted nature; however, the Advisor expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect the ability of the Company to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Company’s most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Advisor than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities’ true value, or may have to delay their sale in order to do so. In addition, the Company will rely to some extent on information provided by MLPs to estimate taxable income allocable to MLP units held by the Company and to estimate associated deferred tax liability. See “Net Asset Value.”
      Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.
      Interest Rate Risk. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. The Company’s investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Company to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
      Below Investment Grade Securities Risk. Investing in lower grade debt instruments involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.
      The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Company could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company’s net asset value.
      Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which the Company may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
      Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on the Company’s net asset value and the market value of its Common Shares. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
      Nondiversification. The Company is a non-diversified, closed-end management investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities held by the Company. There are approximately fifty-five (55) companies presently organized as MLPs, the majority of which operate in the energy infrastructure sector. In addition, the Company is aware of six (6) affiliates of MLPs that are publicly traded. The Company intends to select investments of MLPs and their affiliates from this small pool of issuers. The Company will be able to invest up to 15% of the value of its total assets (including assets obtained through anticipated leverage) in the securities of any single issuer. To the extent the Company invests close to 15% of the value of its total assets in the securities of a single issuer, or a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to economic, political or regulatory occurrences that affect only one or a few issuers.
      Anti-Takeover Provisions. The Company’s Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Company, causing it to engage in certain transactions or modifying its structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company. See “Certain Provisions in the Company’s Charter and Bylaws.”
      Market Discount Risk. Shares of closed-end management investment companies frequently trade at prices lower than their net asset value. This is characteristic of shares of closed-end management investment companies and is a risk separate and distinct from the risk that the Company’s net asset value may decrease as a result of investment activities. Although this risk applies to all investors, it may be greater for initial investors who seek to sell their shares within a relatively short period after completion of the public offering. Accordingly, the Company is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.
      Whether stockholders will realize a gain or loss upon the sale of the Company’s Common Shares depends upon whether the market value of the shares at the time of sale is above or below the price the stockholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Company’s net asset value. Because the market value of the Company’s Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Company, the Company cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the initial offering price for the Common Shares.

MANAGEMENT OF THE COMPANY
Directors and Officers
      The business and affairs of the Company are managed under the direction of the Board of Directors. Accordingly, the Company’s Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Advisor. The officers of the Company are responsible for the Company’s day-to-day operations. The names, ages and addresses of each of the directors and officers of the Company, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 10801 Mastin Boulevard, Overland Park, Kansas 66210. The Board of Directors of the Company consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Advisor or its affiliates.

	Position(s) Held		Number of
	with Company,		Portfolios in
	Term of Office		Fund Complex
	and Length of	Principal Occupation	Overseen by	Other Board Positions
Name and Age	Time Served	During Past Five Years	Director	Held by Director

Independent Directors
Conrad S. Ciccotello, 44	Class III Director since 2005	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University; Director of Graduate Personal Financial Planning (PFP) Programs; Editor, “Financial Services Review,” (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University.	3	Tortoise Energy Infrastructure Corporation (closed- end investment company); and Tortoise North American Energy Corporation (closed- end investment company)(1)
John R. Graham, 59	Class II Director since 2005	Executive-in-Residence and Professor of Finance, College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. and Owner of Graham Ventures; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance of financial service companies (1979-2000).	3	Erie Indemnity Company; Erie Family Life Insurance Company; Kansas State Bank; Tortoise Energy Infrastructure Corporation (closed- end investment company); and Tortoise North American Energy Corporation (closed- end investment company)(1)

	Position(s) Held		Number of
	with Company,		Portfolios in
	Term of Office		Fund Complex
	and Length of	Principal Occupation	Overseen by	Other Board Positions
Name and Age	Time Served	During Past Five Years	Director	Held by Director

Charles E. Heath, 63	Class I Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, General Electric’s Employers Reinsurance Corporation (1989-1999). CFA since 1974.	3	Tortoise Energy Infrastructure Corporation (closed- end investment company); and Tortoise North American Energy Corporation (closed- end investment company)(1)

Interested Directors and Officers(2)
H. Kevin Birzer, 45	Class II Director and Chairman of the Board since 2005	Partner/Senior Analyst, Fountain Capital (1990-present); Managing Director of the Advisor; formerly, Vice President, F. Martin Koenig & Co. (1983-1986); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989).	3	Tortoise Energy Infrastructure Corporation (closed- end investment company); and Tortoise North American Energy Corporation (closed- end investment company)(1)
Terry C. Matlack, 49	Class I Director, Treasurer and Chief Financial Officer since 2005	Managing Director, KCEP (2001-present); Managing Director of the Advisor; formerly, President, GreenStreet Capital (1998-2001).	3	Trendstar Investments (open- end small capital investment fund); Tortoise Energy Infrastructure Corporation (closed- end investment company); and North American Energy Corporation (closed-end investment company)(1)
David J. Schulte, 44	President and Chief Executive Officer since 2005	Managing Director, KCEP (1993-present); Managing Director of the Advisor. CFA since 1992; Member, Corporate Governance Task Force of CFA Institute.	N/A	None
Zachary A. Hamel, 39	Senior Vice President and Secretary since 2005	Partner/ Senior Analyst with Fountain Capital (1997-present); Managing Director of the Advisor.	N/A	None

	Position(s) Held		Number of
	with Company,		Portfolios in
	Term of Office		Fund Complex
	and Length of	Principal Occupation	Overseen by	Other Board Positions
Name and Age	Time Served	During Past Five Years	Director	Held by Director

Kenneth P. Malvey, 40	Senior Vice President and Assistant Treasurer since 2005	Partner/Senior Analyst, Fountain Capital Management (2002- present); Managing Director of the Advisor. Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002).	N/A	None

(1)	The Advisor also serves as investment advisor to Tortoise Energy Infrastructure Corporation and Tortoise North American Energy Corporation.

(2)	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Company within the meaning of the 1940 Act. Mr. Birzer individually, and the directors and officers as a group, may be deemed to control the Company until such time as they own less than 25% of the outstanding shares of the Company.
Investment Advisor
      Pursuant to an Advisory Agreement the Advisor will provide the Company with investment research and advice and furnish the Company with an investment program consistent with the Company’s investment objective and policies, subject to the supervision of the Board. The Advisor will determine which portfolio securities will be purchased or sold, arrange for the placing of orders for the purchase or sale of portfolio securities, select brokers or dealers to place those orders, maintain books and records with respect to the Company’s securities transactions and report to the Board on the Company’s investments and performance.
      The Advisor is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Advisor specializes in managing portfolios of MLPs and other infrastructure companies. The Advisor was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Advisor has been managing investments in portfolios of MLPs since that time. The Advisor also manages TYG, which began operations in February 2004. TYG, whose shares trade on the New York Stock Exchange under the symbol “TYG”, is also a non-diversified, closed-end management investment company that was created to invest principally in MLPs in the energy infrastructure sector. As of April 30, 2005, TYG had total assets of approximately $675 million. The Advisor is controlled equally by Fountain Capital and KCEP. As of April 30, 2005, the Advisor had approximately $835 million of client assets under management, including the assets of TYG.
      Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Fountain Capital had approximately $2.4 billion of client assets under management as of April 30, 2005, of which approximately $320 million were in energy industry investments. KCEP was formed in 1993 and is focused solely on managing two private equity funds, which have had combined committed capital of $100 million. KCEP focuses on private equity investments, including investments in two energy infrastructure MLPs. The Advisor has ten full time employees, but also relies on the officers, employees, and resources of certain affiliated entities for certain functions. Three (of the five) members of the investment committee of the Advisor are affiliates of, but not employees of, the Advisor. Each member of the investment committee has other significant responsibilities with affiliated entities. The affiliated entities conduct businesses and activities of their own in which the Advisor has no economic interest. If these separate activities become significantly greater than the Advisor’s activities, there could be material competition for the efforts of key personnel.

      The investment management of the Company’s portfolio will be the responsibility of a team of portfolio managers consisting of David J. Schulte, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack, all of whom are Manager’s of the Advisor and will share responsibility for such investment management. It is the policy of the investment committee, that any one member can require the Advisor to sell a security and any one member can veto the committee’s decision to invest in a security.
      David J. Schulte. Mr. Schulte has been a Managing Director of the Advisor since 2002 and is also a Managing Director of KCEP. While a partner at KCEP, he led private financing for two growth MLPs in the energy infrastructure sector. Since February, 2004, Mr. Schulte has been an employee of the Advisor. Prior to joining KCEP in 1993, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co., Inc. From 1986 to 1989, he was a securities law attorney. Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa. He earned his CFA designation in 1992, and is a member of the Corporate Governance Task Force of the CFA Institute.
      H. Kevin Birzer. Mr. Birzer has been a Managing Director of the Advisor since 2002 and is also a Partner/ Senior Analyst with Fountain Capital. Mr. Birzer is also a director of TYG. Mr. Birzer, who joined Fountain Capital in 1990, has 22 years of investment experience including 19 in high-yield securities. Mr. Birzer began his career with Peat Marwick. His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department. Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.
      Zachary A. Hamel. Mr. Hamel has been a Managing Director of the Advisor since 2002 and is also a Partner/ Senior Analyst with Fountain Capital. Mr. Hamel joined Fountain Capital in 1997. He covers energy, chemicals and utilities. Prior to joining Fountain, Mr. Hamel worked for the Federal Deposit Insurance Corporation for eight years as a Bank Examiner and a Regional Capital Markets Specialist. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He also attained a Master in Business Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.
      Kenneth P. Malvey. Mr. Malvey has been a Managing Director of the Advisor since 2002 and is also a Partner/ Senior Analyst with Fountain Capital. Prior to joining Fountain Capital in 2002, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital’s Employers Reinsurance Corporation. Most recently he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets. Prior to joining GE Capital in 1996, Mr. Malvey was a Bank Examiner and Regional Capital Markets Specialist with the FDIC for nine years. Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota. He earned his CFA designation in 1996.
      Terry C. Matlack. Mr. Matlack has been a Managing Director of the Advisor since 2002 and is also a Managing Director of KCEP. Mr. Matlack is also a director of TYG. Prior to joining KCEP in 2001, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the board of directors of W. K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W. K. Cellular, a cellular rural service area operator. He also has served as a specialist in corporate finance with George K. Baum & Company, and as Executive Vice President of Corporate Finance at B.C. Christopher Securities Company. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas. He earned his CFA designation in 1985.

      The statement of additional information provides additional information about the compensation of, the other accounts managed by and the ownership of securities of the Company by, the above portfolio managers.
Compensation and Expenses
      Under the Advisory Agreement, the Company will pay to the Advisor quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 0.90% of the Company’s Managed Assets (as defined on page 5 of this Prospectus) during the first twelve months of the Company’s operations. Thereafter, the Company will pay the Advisor at an annual rate of 0.95% of the Company’s Managed Assets for such services. Because the fee to be paid to the Advisor is determined on the basis of the Company’s Managed Assets, the Advisor’s interest in determining whether to leverage the Company may conflict with the interests of the stockholders of the Company. The Company’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. See “Summary of Company Expenses.” A discussion regarding the basis of the Board of Directors’ decision to approve any investment advisory agreement of the Company will be available in the Company’s first annual or semi-annual report to stockholders, as applicable.
      The Company will bear all expenses not specifically assumed by the Advisor incurred in the Company’s operations and will bear the expenses related to the offering of the Common Shares. Expenses borne by the Company will include, but are not limited to, the following: (1) expenses of maintaining the Company and continuing its existence and related overhead, including, to the extent services are provided by personnel of the Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) registration of the Company under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Common Shares, (8) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of communicating with shareholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to the Company, (15) compensation and expenses of directors of the Company who are not members of the Advisor’s organization, (16) pricing and valuation services employed by the Company, (17) all expenses incurred in connection with leveraging of the Company’s assets through a line of credit or other indebtedness or issuing and maintaining preferred shares, (18) all expenses incurred in connection with the organization of the Company and the initial public offering of the Company’s Common Shares, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and stockholders with respect thereto.

DISTRIBUTIONS
Distribution Policy
      The Company intends to pay out substantially all of its DCF to holders of Common Shares through quarterly distributions. DCF is the amount received by the Company as cash or paid-in-kind distributions from MLPs or their affiliates and interest payments received on debt securities owned by the Company, less current or anticipated operating expenses, current income taxes, and leverage costs paid by the Company. The Board of Directors has adopted a policy to target distributions to common stockholders in an amount of at least 95% of DCF on an annual basis. It is expected that the Company will declare a distribution to holders of Common Shares no later than the end of the fiscal quarter ended August 31, 2005 and each fiscal quarter thereafter. All realized capital gains, if any, net of applicable taxes, will be retained by the Company. Unless a stockholder elects to receive distributions in cash, the distributions will be used to purchase additional Common Shares of the Company. The tax status of distributions is the same whether they are reinvested in shares of the Company or received in cash. See “Automatic Dividend Reinvestment Plan.”
      The yield on Common Shares will likely vary from period to period depending on factors including market conditions, the timing of the Company’s investments in portfolio securities, the securities comprising the Company’s portfolio, changes in interest rates (including changes in the relationship between short-term rates and long-term rates), the amount and timing of the use of borrowings and other leverage by the Company, the effects of leverage on the Common Shares (discussed above under “Leverage”), the timing of the investment of offering proceeds and leverage proceeds in portfolio securities and the Company’s net assets and its operating expenses. Consequently, the Company cannot guarantee any particular yield on its Common Shares, and the yield for any given period is not an indication or representation of future yields on the Common Shares.
Automatic Dividend Reinvestment Plan
      If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (“Plan”) through the facilities of DTC and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, Inc., in additional Common Shares of the Company (unless a stockholder is ineligible or elects otherwise). If a stockholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask their investment executive to determine what arrangements can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a stockholder will receive distributions in cash.
      Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, Inc., as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to, or by calling, the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for the next dividend.
      Whenever the Company declares a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Common Shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional Common Shares from the Company (“Additional Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Shares from the Company for each participant’s account. The number of Additional Common Shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.
      If, on the payment date, the net asset value per Common Share exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 90 days after the payment date (“last purchase date”) to invest the distribution amount in shares acquired in open-market purchases. It is contemplated that the Company will declare and pay quarterly distributions. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the distribution through the date before the next ex-dividend date. The weighted average price (including brokerage commissions) of all Common Shares purchased by the Plan Agent as Plan Agent will be the price per Common Share allocable to each participant. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share plus estimated brokerage commissions exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in Additional Common Shares on the payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in Additional Common Shares at the close of business on the last purchase date.
      The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.
      There will be no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her Common Shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee.
      The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Tax Matters.”
      Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Company’s shares of common stock is higher than the net asset value, participants in the Plan will receive shares of common stock of the Company at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions of shares of common stock with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Company does not redeem its shares, the price on resale may be more or less than the net asset value. See “Tax Matters” for a discussion of tax consequences of the Plan.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Company reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or the Company upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him or her. If preferred, a participant may request the sale of all of the Common Shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or the Company at any time, except when necessary or appropriate to comply with applicable law or the rules or policies of the Commission or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by the Company.
      All correspondence concerning the Plan should be directed to Computershare Trust Company, Inc. at Two North LaSalle Street, Chicago, Illinois 60602.
CLOSED-END COMPANY STRUCTURE
      The Company is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end companies differ from open-end companies (which are generally referred to as mutual funds) in that closed-end companies generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if a stockholder wishes to sell shares of a closed-end company, he or she must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the company, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the company’s investments. By comparison, closed-end companies are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.
      Shares of closed-end companies frequently trade at a discount to their net asset value. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Company’s net asset value may decrease as a result of investment activities. To the extent the Common Shares do trade at a discount, the Company’s Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Company and potential increase in the expense ratio of expenses to assets of the Company. The Board of Directors believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. There is no guarantee or assurance that the Company’s Board of Directors will decide to engage in any of these actions. There is also no guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Conversion of the Company to an open-end mutual fund is extremely unlikely and would require an amendment to the Company’s Charter.

      Whether stockholders will realize a gain or loss upon the sale of the Company’s Common Shares will depend upon whether the market value of the shares at the time of sale is above or below the investor’s current basis in the shares. Because the market value of the Company’s Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Company, the Company cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the initial offering price for the Common Shares.
TAX MATTERS
      The following is a general summary of certain federal tax considerations affecting the Company and its stockholders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts and certain tax-deferred accounts, and foreign investors. Unless otherwise noted, this discussion assumes that stockholders are U.S. persons and hold Common Shares as capital assets. More detailed information regarding the tax consequences of investing in the Company is in the statement of additional information.
      Company Federal Income Taxation. The Company will be treated as a corporation for federal and state income tax purposes. Thus, the Company will be obligated to pay federal and state income tax on its taxable income. The Company intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company will have to report its allocable share of the MLP’s taxable income in computing its taxable income. Based upon the Company’s review of the historic results of the type of MLPs in which the Company intends to invest, the Company expects that the cash flow received by the Company with respect to its MLP investments will exceed the taxable income allocated to the Company. There is no assurance that the Company’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater current tax expense borne by the Company and less cash available to distribute to stockholders. In addition, the Company will take into account in its taxable income amounts of gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Company’s regular income tax.
      The Company will not be treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. The regulated investment company taxation rules have no application to the Company or to stockholders of the Company.
      Stockholder Federal Income Taxation. Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of the Company’s income, gains, losses or deductions in computing its own taxable income. The Company expects to distribute to its common stockholders at least 95% of DCF. The Company’s distribution of its DCF will be treated as a taxable dividend to the stockholder to the extent of the Company’s allocable current or accumulated earnings and profits. If the distribution exceeds such earnings and profits, the distribution is treated as a return of capital to the stockholder to the extent of the stockholder’s basis in the Common Shares, and then as capital gain. The amount of such gain should be the same for regular income tax and alternative minimum tax purposes. Stockholders will receive a Form 1099 from the Company (rather than a Form K-1 from each MLP if the stockholder invested directly in the MLPs) and will recognize dividend income only to the extent of the Company’s allocable current or accumulated earnings and profits.
      Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, the Company anticipates that the distributed cash from the MLPs will exceed the Company’s share of the MLP income and the Company’s gain on the sale of MLP interests. Thus, the Company anticipates that only a portion of distributions of DCF will be treated as dividend income to its stockholders. To the extent that distributions to a stockholder exceed the Company’s allocable earnings and profits, a stockholder’s basis in Common Shares will be reduced and, if a stockholder has no further basis in its shares, a stockholder will report any excess as capital gain.
      The Jobs Growth and Tax Relief Reconciliation Act of 2003 amended the federal income tax law generally to reduce the maximum federal income tax rate on qualifying dividend income to the rate applicable to long-term capital gains, which is generally fifteen percent. The portion of the Company’s distributions of DCF treated as a dividend for federal income tax purposes should be treated as a qualifying dividend for federal income tax purposes. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2008.
      If a stockholder participates in the Company’s automatic dividend reinvestment plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder and the participating stockholder reinvested such amount in Additional Common Shares.
      Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in the Company. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on UBTI. Because the Company is a corporation for federal income tax purposes, an owner of shares will not report on its federal income tax return any of the Company’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Common Shares unless its ownership of the shares is debt-financed. In general, a share would be debt-financed if the tax-exempt owner of shares incurs debt to acquire a share or otherwise incurs or maintains a debt that would not have been incurred or maintained if that share had not been acquired.
      For federal income tax purposes, a regulated investment company, or “mutual fund,” is required to derive 90% or more of its gross income from interest, dividends and gains from the sale of stocks or securities or foreign currency or specified related sources. The ownership of Company shares will result in income that is qualifying income for a mutual fund. Furthermore, any gain from the sale or other disposition of the Company shares, and the associated purchase and exchange rights, will constitute gain from the sale of stock or securities and will qualify for purposes of the 90% test applicable to mutual funds. Finally, Company shares, and the associated purchase and exchange rights, will constitute qualifying assets to mutual funds, which also must own at least 50% of qualifying assets at the end of each quarter.
      Sale of the Common Shares. Upon sale of Common Shares, a stockholder generally will recognize capital gain or loss measured by the difference between the sales proceeds received and the stockholder’s federal income tax basis of Common Shares sold. Generally, such capital gain or loss will be long-term capital gain or loss if Common Shares were held as a capital asset for more than twelve months.
      Backup Withholding and Information Reporting. Backup withholding of U.S. federal income tax may apply to the distributions of DCF to be made by the Company if a stockholder fails to timely provide taxpayer identification numbers or if the Company is so instructed by the Internal Revenue Service (“IRS”). Any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax, provided that the required information is furnished to the IRS in a timely manner.
      State and Local Taxes. Company distributions may also be subject to state and local taxes.
      Tax matters are very complicated, and the federal tax consequences of an investment in and holding of the Common Shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

NET ASSET VALUE
      The Company will compute its net asset value for its Common Shares as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. The Company will make its net asset value available for publication monthly. For purposes of determining the net asset value of a Common Share, the net asset value of the Company will equal the value of the total assets of the Company (the value of the securities the Company holds plus cash or other assets, including interest accrued but not yet received) less (i) all of its liabilities (including accrued expenses and both current and deferred income taxes), (ii) accumulated and unpaid dividends on any outstanding preferred stock, (iii) the aggregate liquidation preference of any outstanding preferred stock, (iv) accrued and unpaid interest payments on any outstanding indebtedness, (v) the aggregate principal amount of any outstanding indebtedness, and (vi) any distributions payable on the Common Shares. The net asset value per Common Share of the Company will equal the net asset value of the Company divided by the number of outstanding Common Shares.
      Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the “Accounting Services Provider”), the Accounting Services Provider will value the assets in the Company’s portfolio in accordance with Valuation Procedures adopted by the Board of Directors. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Advisor and ratified by the Board of Directors. Securities for which market quotations are readily available shall be valued at “market value.” Any other securities shall be valued at “fair value.”
      Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last updated sale price or market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options of futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or OTC market, the Accounting Services Provider will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market. Other assets will be valued at market value pursuant to the Valuation Procedures.
      If the Accounting Services Provider cannot obtain a market value or the Advisor determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures. A report of any prices determined pursuant to such methodologies will be presented to the Board of Directors or a designated committee thereof for approval no less frequently than quarterly.
DESCRIPTION OF CAPITAL STOCK
      The Company is authorized to issue up to 100,000,000 shares of common stock, $.001 par value per share (“Common Shares”), and up to 10,000,000 shares of preferred stock, $.001 par value per share (“Preferred Shares”). Upon completion of this offering, 14,022,530 Common Shares (assuming the Underwriters’ over-allotment option is not exercised) and no Preferred Shares will be issued and outstanding. The Company’s Board of Directors may, without any action by the stockholders, amend the Company’s charter (the “Charter”) from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue. Additionally, the Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued Common Shares and Preferred Shares into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, the Company could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Company that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for Company debts or obligations.

Common Shares
      All Common Shares offered by this prospectus will be duly authorized, fully paid and nonassessable. Holders of Common Shares are entitled to receive distributions when authorized by the Board of Directors and declared out of assets legally available for the payment of distributions. Stockholders are also entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Company’s stock.
      In the event that the Company issues Preferred Shares and so long as any shares of the Company’s Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any net income of or other distributions from the Company unless all accumulated dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See “Leverage.”
      Each outstanding Common Share entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of Company stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. The Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of capital stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting. Pursuant to the Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.
      Holders of Common Shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Company’s securities. All Common Shares will have equal dividend, liquidation and other rights.
      The Charter provides for approval of certain extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Charter also provides that any proposal to convert the Company from a closed-end investment company to an open-end investment company or any proposal to liquidate or dissolve the Company requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on such matter. The “continuing directors” are defined in the Charter as the current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors then on the Board of Directors.
      Under the rules of the NYSE applicable to listed companies, the Company normally will be required to hold an annual meeting of stockholders in each fiscal year. If the Company is converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), the Company may decide not to hold annual meetings of stockholders.
      The Company has no present intention of offering additional Common Shares, except as described herein and under the Dividend Reinvestment Plan, as amended from time to time. See “Distributions — Automatic Dividend Reinvestment Plan.” Other offerings of shares, if made, will require approval of the Company’s Board of Directors and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances, including in connection with an offering to existing stockholders.

Preferred Shares
      After the closing of this offering, the Company may, but is not required to, issue Preferred Shares. The Company reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred stock to 50% of the value of the Company’s total assets less the Company’s liabilities and indebtedness. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Directors, subject to applicable law and the Charter, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic re-determination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Company also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.
      In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Preferred Shares would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Company.
      The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining directors will be elected by holders of common shares and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Company’s Charter and Bylaws.” As a result of these voting rights, the Company’s ability to take any such actions may be impeded to the extent that there are any of its Preferred Shares outstanding.
      The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.
      The terms of the Preferred Shares, if issued, are expected to provide that (i) they are redeemable by the Company in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Company may tender for or purchase Preferred Shares and (iii) the Company may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Company will reduce the leverage applicable to the Common Shares, while any resale of shares by the Company will increase that leverage.
      The discussion above describes the possible offering of Preferred Shares by the Company. If the Board of Directors determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Charter. The Board of Directors, without the approval of the holders of Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.
      The information contained under this heading is subject to the provisions contained in the Company’s Charter and Bylaws and the laws of the State of Maryland.

CERTAIN PROVISIONS IN THE COMPANY’S CHARTER AND BYLAWS
      The following description of certain provisions of the Charter and Bylaws is only a summary. For a complete description, please refer to the Charter and Bylaws, which have been filed as exhibits to the Company’s registration statement.
      The Company’s Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Company, causing it to engage in certain transactions or modifying its structure. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company.
Classification of the Board of Directors; Election of Directors
      The Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to the Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. The initial terms of Class I, Class II and Class III directors will expire in 2006, 2007 and 2008, respectively. Beginning in 2006, upon the expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of the Company’s strategies and policies as determined by the Board of Directors.
      The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board, even though a change in control might be in the best interests of the stockholders.
      The Charter provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.
Amendment to the Charter and Bylaws
      The Charter provides that amendments to the Charter must be declared advisable by the Board of Directors and generally approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Certain provisions of the Charter, including its provisions on classification of the Board of Directors, election and removal of directors and conversion of the Company to an open-end investment company, may be amended only by the affirmative vote of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on the matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on such matter. The Board of Directors has the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

Dissolution of the Company
      The Charter provides that any proposal to liquidate or dissolve the Company requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board), such proposal may be approved by a majority of the votes entitled to be cast on such matter.
Advance Notice of Director Nominations and New Business
      The Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to notice of the meeting, (ii) by or at the direction of the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to notice of the meeting by the Company, (ii) by or at the direction of the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

UNDERWRITING
      The Underwriters named below, acting through their representatives, Lehman Brothers Inc. and Stifel, Nicolaus & Company, Incorporated, as joint book-running managers, and Wachovia Capital Markets, LLC, as joint lead manager (the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement dated May 25, 2005, to purchase from the Company the number of Common Shares set forth opposite their respective names.

Number of
Underwriter	Common Shares

Lehman Brothers Inc.	1,646,100
Stifel, Nicolaus & Company, Incorporated	1,646,100
Wachovia Capital Markets, LLC	1,646,100
A.G. Edwards & Sons, Inc.	987,670
Legg Mason Wood Walker, Incorporated	987,670
Morgan Keegan & Company, Inc.	987,670
Oppenheimer & Co. Inc.	987,670
RBC Capital Markets Corporation	987,670
Advest, Inc.	548,700
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	548,700
Ferris, Baker Watts Incorporated	548,700
Janney Montgomery Scott LLC	548,700
Ryan Beck & Co., Inc.	548,700
McGinn, Smith & Co., Inc.	274,350
Parker/Hunter Incorporated	274,350
Redwine & Company, Inc.	274,350
Wunderlich Securities, Inc.	274,350
Allen & Co LLC	18,830
Brean Murray & Co., Inc.	18,830
Crowell, Weedon & Co.	18,830
D.A. Davidson & Co.	18,830
Dominick & Dominick LLC	18,830
First Southwest Company	18,830
Howard Weil Incorporated	18,830
Howe Barnes Investments, Inc.	18,830
Southwest Securities, Inc.	18,830
CE Unterberg Towbin	18,830
Wedbush Morgan Securities Inc.	18,830
Anderson & Strudwick, Incorporated	9,415
Hazlett, Burt & Watson, Inc.	9,415
Kaufman Bros., L.P.	9,415
NatCity Investments, Inc.	9,415
Neidiger, Tucker, Bruner, Inc.	9,415
David A. Noyes & Company	9,415
Tejas Securities Group, Inc.	9,415
Torrey Pines Securities, Inc.	9,415

Total	14,000,000

      The underwriting agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares listed in the table above if any of the Common Shares are purchased. In the underwriting agreement, the Company and Advisor have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the 1933 Act, or to contribute payments the Underwriters may be required to make for any of those liabilities.
Listing
      The Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol “TYY.”
      In order to meet the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 Common Shares ($2,500). Prior to this offering, there has been no public market for the Common Shares or any other securities of the Company. Consequently, the offering price for the Common Shares was determined by negotiation between the Company and the Representatives. Investors must pay for any shares purchased in the initial public offering on or before May 31, 2005.
Discretionary Sales
      The Representatives have advised the Company that the Underwriters do not intend to confirm any sales to any account over which they exercise discretionary authority.
Underwriters’ Option
      The Company has granted the Underwriters an option to purchase up to 2,100,000 additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of this prospectus, solely to cover any over-allotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the table below.
Commission, Expenses and Sales Load
      The Underwriters propose initially to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $.75 per share. The underwriting discounts and commissions the Company will pay of $1.125 per share are equal to 4.5% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $.05 per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.
      The following table shows the public offering price, sales load and proceeds before expenses to the Company. The information assumes either no exercise or full exercise by the Underwriters of their over-allotment option.

Total	Without Option	With Option

Public offering price	$350,000,000	$402,500,000
Sales load	$15,750,000	$18,112,500
Proceeds, before expenses to the Company	$334,250,000	$384,387,500
      The expenses of the offering are estimated to be $1,005,580. The Company will pay all of its organizational and offering expenses.
Stabilization, Short Positions and Penalty Bids
      Until the distribution of the Common Shares is complete, the Securities and Exchange Commission rules may limit Underwriters and selling group members from bidding for and purchasing the Company’s Common Shares. However, the Representatives may engage in stabilizing transactions, short sales, and penalty bids or purchases for the purpose of pegging, fixing or maintaining the price of Common Shares, in accordance with Regulation M under the Securities Exchange Act of 1934. Penalty bids permit the Representatives to reclaim a selling concession from an Underwriter when the Common Shares originally sold by such Underwriter are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.
      If the Underwriters create a short position in the Company’s Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the Representatives may reduce that short position by purchasing Common Shares in the open market on the New York Stock Exchange. The Representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of Common Shares to stabilize its price or to reduce a short position may cause the price of the Company’s Common Shares to be higher than it might be in the absence of such purchases.
      Neither the Company nor any of the Underwriters make any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of Common Shares. In addition, neither the Company nor any of the Underwriters make any representation that the Representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.
Electronic Distribution
      In connection with this offering, the Underwriters or selected dealers may distribute prospectuses electronically.
Lockup Agreements
      The Company and certain of its officers and managers have agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the Underwriters, except for the sale of Common Shares to the Underwriters pursuant to the underwriting agreement. This 180-day period will be extended if (i) during the last 17 days of the 180-day period the Company issues an earnings release or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the 180-day period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, in which case the restrictions described in the preceding sentence will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event.
      The Company anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Company’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions may so act while they are underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Company.
Affiliations
      The Underwriters may in the future perform investment banking and advisory services for the Company from time to time for which they may in the future receive customary fees and expenses. The Underwriters, from time to time, may engage in transactions with or perform services for the Company in the ordinary course of their business.
      Stifel, Nicolaus & Company, Incorporated has provided financial advisory services to the Company in connection with the offering, including (i) advising the Company with respect to the financial structure of the offering and the presentation strategies to be used in connection therewith and (ii) assisting the Company in the preparation of an integrated financial model. In exchange for such services, Stifel, Nicolaus & Company, Incorporated will receive from the Company a financial advisory fee equal to 0.10% of the gross proceeds of this offering. This fee, and all other amounts payable to the Underwriters that are described above, are subject to review and regulation by the NASD. The aggregate compensation to the Underwriters, including the financial advisory fee to be paid to Stifel, Nicolaus & Company, Incorporated, does not exceed 4.7%.

      The addresses of the Representatives are: Lehman Brothers Inc., 745 Seventh Avenue, New York, NY 10019; Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, St. Louis, MO 63102; and Wachovia Capital Markets, LLC, 301 South College Street, Charlotte, N.C. 28258.
ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
AND DIVIDEND PAYING AGENT
      The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.070% of the first $300 million of the Company’s Managed Assets, 0.060% on the next $500 million of Managed Assets and 0.040% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $45,000.
      Computershare Investor Services, LLC will serve as the Company’s transfer agent. Computershare Trust Company, Inc. will serve as the Company’s dividend paying agent, and agent for the Automatic Dividend Reinvestment Plan.
      U.S. Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202, will serve as the Company’s custodian. The Company will pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company’s Managed Assets and 0.010% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.
LEGAL MATTERS
      Blackwell Sanders Peper Martin LLP (“Blackwell”), Kansas City, Missouri, serves as counsel to the Company. Kaye Scholer LLP serves as counsel to the Underwriters. Stroock & Stroock & Lavan LLP is serving as special 1940 Act counsel to the Underwriters in connection with the offering. Certain legal matters in connection with the Common Shares offered hereby are passed on for the Company by Blackwell, and for the Underwriters by Kaye Scholer LLP and Stroock & Stroock & Lavan LLP. Blackwell and Kaye Scholer LLP may rely on the opinion of Venable LLP on certain matters of Maryland law.

      Until June 19, 2005 (25 days after the date of this prospectus) all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.
14,000,000 Common Shares
Tortoise Energy Capital Corporation
$25.00 per share

PROSPECTUS
May 25, 2005

Lehman Brothers
Stifel, Nicolaus & Company
  Incorporated

Wachovia Securities
A.G. Edwards
Legg Mason Wood Walker
Incorporated
Morgan Keegan & Company, Inc.
Oppenheimer & Co.
RBC Capital Markets
Advest, Inc.
BB&T Capital Markets
Ferris, Baker Watts
Incorporated
Janney Montgomery Scott LLC
Ryan Beck & Co.
McGinn, Smith & Co., Inc.
Parker/Hunter
Incorporated
Redwine & Company, Inc.
Wunderlich Securities, Inc.

     The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where an offer or sale is not permitted.

TORTOISE ENERGY CAPITAL CORPORATION

May 25, 2005

STATEMENT OF ADDITIONAL INFORMATION

     Tortoise Energy Capital Corporation (the “Company”) is a newly organized, non-diversified, closed-end management investment company. On April 28, 2005, the Company changed its name from Tortoise MLP Investment Corporation. This statement of additional information relating to the Company’s shares of common stock (“Common Shares”) is not a prospectus, but should be read in conjunction with the prospectus relating to the Common Shares dated May 25, 2005. This statement of additional information does not include all information that a prospective investor should consider before purchasing Common Shares of the Company, and investors should obtain and read the prospectus prior to purchasing Common Shares. A copy of the prospectus is available without charge from the Company by calling 1-800-727-0254. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus. This statement of additional information is dated May 25, 2005.

     No person has been authorized to give any information or to make any representations not contained in the prospectus or in this statement of additional information in connection with the offering made by the prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. The prospectus and this statement of additional information do not constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.

- i -

INVESTMENT LIMITATIONS

     This section supplements the disclosure in the prospectus and provides additional information on the Company’s investment limitations. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of the Company’s outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”) means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

     Investment limitations stated as a maximum percentage of the Company’s assets are only applied immediately after, and because of, an investment or a transaction by the Company to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Company’s investment limitations. Also, the Company may temporarily deviate from its investment restrictions during the period in which it is investing the proceeds of this offering.

     THE FOLLOWING ARE THE COMPANY’S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE COMPANY MAY NOT:

(1)	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the Securities and Exchange Commission (“SEC”) thereunder;

(2)	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3)	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4)	concentrate (invest 25% or more of total assets) its investments in any particular industry, except that the Company will concentrate its assets in the group of industries constituting the energy sector;

(5)	underwrite securities issued by others, except to the extent that the Company may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in the disposition of restricted securities held in its portfolio;

(6)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Company may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

(7)	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Company may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

     The restrictions under the 1940 Act mentioned in (1) and (2) above are discussed in more detail under “Leverage.”

     All other investment policies of the Company are considered nonfundamental and may be changed by the Company’s Board of Directors (the “Board of Directors” or the “Board”) without prior approval of the Company’s outstanding voting shares.

     Under normal circumstances and once fully invested in accordance with its investment objective, the Company will |have at least 80% of its |net assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector.

     The Company has adopted the following nonfundamental policies:

–	The Company will have at least 80% of its total assets (including assets to be obtained through anticipated leverage) invested in equity securities of master limited partnerships (“MLPs”) and their affiliates in the energy infrastructure sector.

–	The Company may invest up to 50% of its total assets in restricted securities. The types of restricted securities that the Company may purchase include MLP convertible subordinated units, MLP common units and securities of publicly traded and privately held companies (i.e., non-MLPs).

–	The Company may invest up to 20% of its total assets in debt securities, including securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P’s”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by Tortoise Capital Advisors LLC, a Delaware limited liability company (the “Advisor”).

–	The Company will not invest more than 15% of its total assets in any single issuer.

–	The Company will not engage in short sales.

     Currently under the 1940 Act, the Company is not permitted to incur indebtedness unless immediately after such borrowing the Company has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Company’s total assets). Additionally, currently under the 1940 Act, the Company may not declare any distribution upon its Common Shares, or purchase any such shares, unless the aggregate indebtedness of the Company has, at the time of the declaration of any such distribution or at the time of any such purchase, asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Currently under the 1940 Act, the Company is not permitted to issue preferred stock unless immediately after such issuance the Company has asset coverage of at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Company’s total assets). In addition, currently under the 1940 Act, the Company is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Company’s total assets less liabilities and indebtedness not represented by senior securities (determined after deducting the amount of such distribution) is at least 200% of such liquidation value.

     Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Transactions involving either indebtedness or issuance of any preferred stock by the Company would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

     Currently under the 1940 Act, the Company is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Company, except for a loan from the Company to a company which owns all of the outstanding securities of the Company. Currently, under interpretative positions of the staff of the SEC, the Company may not have on loan at any given time securities representing more than one-third of its total assets.

     The Company interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Company, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

     Under the 1940 Act, the Company may, but does not intend to, invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting shares of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Company will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Company’s advisory fees and other expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Company invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled “Leverage,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares.

INVESTMENT OBJECTIVE AND POLICIES

     The prospectus presents the investment objective and the principal investment strategies and risks of the Company. This section supplements the disclosure in the Company’s prospectus and provides additional information on the Company’s investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of the Company’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Company’s restrictions and policies.

     The Company’s investment objective is to obtain a high level of total return with an emphasis on current cash distributions paid to stockholders. For purposes of the Company’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Company will invest regardless of the tax character of the distribution. There is no assurance that the Company will achieve its objective. The investment objective and the investment policies discussed below are nonfundamental. The Board of Directors may change the investment objective, or any policy or limitation that is not fundamental, without a stockholder vote. Shareholders will receive at least 60 days’ prior written notice of any change to the nonfundamental investment policy of investing at least 80% of the Company’s net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector. Unlike most other investment companies, the Company will not be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, the Company will be taxed as a regular “C” corporation and will be subject to federal and applicable state corporate income taxes.

     Under normal circumstances and once the Company is fully invested in accordance with its investment objective, the Company will have at least 80% of its total assets (including assets to be obtained through anticipated leverage) invested in equity securities of MLPs and their affiliates in the energy infrastructure sector. MLP equity securities (known as “units”) currently consist of common units and convertible subordinated units. The Company also may invest in other securities, consistent with its investment objective and fundamental and nonfundamental policies.

     The following pages contain more detailed information about the types of issuers and instruments in which the Company may invest, strategies the Advisor may employ in pursuit of the Company’s investment objective and a discussion of related risks. The Advisor may not buy these instruments or use these techniques unless it believes that doing so will help the Company achieve its objective.

Master Limited Partnerships

     Under normal circumstances and once the Company is fully invested in accordance with its investment objective, the Company will invest at least 80% of its total assets (including assets to be obtained through anticipated leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. An MLP is an entity that is taxed as a partnership and that derives each year at least 90% of its gross income from Qualifying Income. Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP’s organization as a partnership and compliance with the Qualifying Income rules eliminates federal tax at the entity level.

     An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, he or she becomes a limited partner.

     MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as an MLP from its inception.

     The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

     In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

     MLPs tend to pay relatively higher distributions than other types of companies and the Company intends to use these MLP distributions in an effort to meet its investment objective.

     As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

     Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income.

     When the units are sold, the difference between the sales price and the investor’s adjusted basis is gain or loss for federal income tax purposes. The partner will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero.

     The business of MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Specifically, processing and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Advisor intends to seek high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids.

     The MLP industry in general could be hurt by market perception that MLP’s performance and valuation are directly tied to commodity prices.

     MLPs in the energy sector in which the Company will invest can generally be classified into the following categories:

     Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

     Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

     Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March).

Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

     Coal MLPs. Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal-end users.

     MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions. While opportunities for growth by acquisition appear abundant based on current market conditions, especially for smaller MLPs, the Advisor expects MLPs to grow primarily through internal means.

     MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

     MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

     MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “SuperFund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.

     MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

     For a further discussion and a description of MLP tax matters, see the section entitled “Certain Federal Income Tax Matters.”

Non-MLPs.

     Although the Company emphasizes investments in MLPs, it also may invest in companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized as corporations or limited liability companies rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate “midstream” assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.

     The energy industry and particular energy infrastructure companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy infrastructure companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types in insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.

The Company’s Investments

     The types of securities in which the Company may invest include, but are not limited to the following:

     MLP Equity Securities. Consistent with its investment objective, the Company may invest up to 100% of its total assets in equity securities issued by MLPs and their affiliates in the energy infrastructure sector, including common units, convertible subordinated units, I-Shares and limited liability company (“LLC”) common units (each discussed below). The Company may also invest up to 20% of its total assets in equity securities of entities not in the energy sector.

     The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Company’s net asset value per share, which will fluctuate as the value of the securities held by the Company change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

     Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

     MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.

     In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

     MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. The Company expects to purchase subordinated units in direct placements from such persons. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units.

     Equity Securities of MLP Affiliates. The Company may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which the Company may purchase general partner interests. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by the MLP limited partner unitholders.

     MLP I-Shares. I-Shares represent an indirect investment in MLP common units. I-Shares are equity securities issued by affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP common units. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the cash distribution received by common unit holders of the MLP. The issuer of the I-Share is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLP and are not subject to state filing obligations solely as a result of holding such I-Shares. Distributions of I-Shares do not generate unrelated business taxable income and are qualifying income for mutual fund investors.

     Limited Liability Company Common Units. Recently, some energy infrastructure companies in which the Company may invest have been organized as LLCs. Such LLCs are treated as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Company may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unit holders generally have first right to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units trade on a national securities exchange or over-the-counter.

     Non-MLP Equity Securities. The Company may also invest in common and preferred stock, limited liability company interests, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Company. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Company has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

     Restricted, Illiquid and Thinly-Traded Securities. The Company may invest up to 50% of total assets in restricted securities. Restricted securities are less liquid than securities traded in the open market, therefore, the Company may not be able to readily sell such securities. Investments currently considered by the Advisor to be illiquid because of such restrictions include subordinated convertible units and certain direct placements of common units. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the Company’s most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Advisor than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these securities, the Company may not be able to realize these securities’ true value, or may have to delay their sale in order to do so.

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Advisor has the ability to deem restricted securities as liquid. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company can sell it. The Company would bear the risks of any downward price fluctuation during that period.

     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Company, however, could affect adversely the marketability of such portfolio securities and the Company might be unable to dispose of such securities promptly or at reasonable prices.

     The Company may also invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs on the NYSE, the AMEX, the NASDAQ National Market or other securities exchanges or markets, such securities may have a lower trading volume less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Company believes it is desirable to do so. Thinly-traded securities are also more difficult to value and the Advisor’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of the Company’s capital in thinly-traded securities may restrict the Company’s ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which the Company’s operations require cash and could result in the Company borrowing to meet its short term needs or incurring losses on the sale of thinly-traded securities.

     Debt Securities. The Company may invest up to 20% of its assets in debt securities, including certain securities rated below investment grade (“junk bonds”). The Company’s debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. If a security satisfies the Company’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Company will not be required to dispose of such security. If a downgrade occurs, the Advisor will consider what action, including the sale of such security, is in the best interest of the Company and its stockholders.

     Below Investment Grade Debt Securities. The Company may invest up to 20% of the Company’s assets in below investment grade securities. The below investment grade debt securities in which the Company invests are rated from B3 to Ba1 by Moody’s, from B- to BB+ by S&P’s, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Advisor to be of comparable quality.

     Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Company is subject to the following specific risks:

–	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

–	greater risk of loss due to default or declining credit quality;

–	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

–	if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the natural resource infrastructure industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Company’s net asset value and the market value of its Common Shares. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Company’s ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than those for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Company could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company’s net asset value.

     Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Company may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     The Company will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by the Company, the Company may be required to bear certain extraordinary expenses in order to protect and recover its investment if it is recoverable at all.

     See Appendix A to this statement of additional information for a description of Moody’s, S&P’s and Fitch’s ratings.

     Commercial Paper. The Company may invest in commercial paper. Commercial paper is a debt obligation usually issued by corporations and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

     Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

     U.S. Government Securities. The Company may invest in U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S.

Government agencies.

     Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury Bills have original maturities of one year or less. Treasury Notes have original maturities of one to ten years and Treasury Bonds generally have original maturities of greater than ten years.

     Some agency securities are backed by the full faith and credit of the United States and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

     Repurchase Agreements. The Company may enter into “repurchase agreements” backed by U.S. Government Securities. A repurchase agreement arises when the Company purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Company holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of not more than seven days and could be used to permit the Company to earn interest on assets awaiting long term investment. The Company requires continuous maintenance by the custodian for the Company’s account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Company could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Company seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     Reverse Repurchase Agreements. The Company may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Advisor to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which the Company is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time when the Company enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government Securities or other “high-grade” debt obligations) of the Company having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Company and held by the custodian throughout the period of the obligation. The use of reverse repurchase agreements by the Company creates leverage which increases the Company’s investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Company’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. The Company intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

     Margin Borrowing. Although it does not currently intend to, the Company may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when the Advisor believes it will enhance returns. Margin borrowings by the Company create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Company has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Company could be subject to a “margin call,” pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Company, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of margin borrowing by the Company would be subject to the asset coverage requirements discussed earlier in this statement of additional information. See “Investment Limitations.”

     Interest Rate Transactions. In an attempt to reduce the interest rate risk arising from the Company’s leveraged capital structure, the

Company may, but is not obligated to, enter into interest rate transactions such as swaps, caps and floors. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Company would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Company a variable rate payment that is intended to approximate the Company’s variable rate payment obligation on any variable rate borrowings or preferred stock. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Company would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, it would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, the Company would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, the Company’s use of interest rate transactions could enhance or decrease Distributable Cash Flow available to the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate transaction defaults, the Company would not be able to use the anticipated net receipts under the interest rate transaction to offset the Company’s cost of financial leverage.

     Delayed-Delivery Transactions. Securities may be bought and sold on a delayed-delivery or when-issued basis. Delayed-Delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The Company may receive fees or price concessions for entering into delayed-delivery transactions.

     When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with the Company’s investments. If the Company remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Company will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Company has sold a security on a delayed-delivery basis, the Company does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Company could miss a favorable price or yield opportunity or suffer a loss.

     Securities Lending. The Company may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Company to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Advisor to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Advisor’s judgment, the consideration to be earned from such loans would justify the risk.

     The Advisor understands that it is the current view of the SEC staff that the Company may engage in loan transactions only under the following conditions: (1) the Company must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Company must be able to terminate the loan at any time; (4) the Company must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Company may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Defensive and Temporary Investments. Under adverse market or economic conditions or pending investment of offering or leverage proceeds, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Advisor to be consistent with a defensive posture, or may hold cash. The Advisor also may invest in such instruments to meet working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLP securities or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.

MANAGEMENT OF THE COMPANY

Directors and Officers

     The business and affairs of the Company are managed under the direction of the Board of Directors. Accordingly, the Company’s Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Advisor. The officers of the Company are responsible for the Company’s day-to-day operations. The names, ages and addresses of each of the directors and officers of the Company, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 10801 Mastin Boulevard, Overland Park, Kansas 66210. The Board of Directors of the Company consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Advisor or its affiliates.

POSITION(S) HELD
	WITH COMPANY, TERM		NUMBER OF	OTHER BOARD
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	POSITIONS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR	DIRECTOR

Independent Directors
Conrad S. Ciccotello, 44	Class III Director since 2005	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University; Director of Graduate Personal Financial Planning Programs; Editor, “Financial Services Review” (an academic journal dedicated to the study of individual financial management). Formerly, faculty member, Pennsylvania State University	3	Tortoise Energy Infrastructure Corporation (closed-end investment company); and Tortoise North American Energy Corporation (closed-end investment company)[1]

	POSITION(S) HELD
	WITH COMPANY, TERM		NUMBER OF	OTHER BOARD
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	POSITIONS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR	DIRECTOR
John R. Graham, 59	Class II Director since 2005	Executive-in-Residence and Professor of Finance, College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. and Owner of Graham Ventures. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	3	Erie Indemnity Company; Erie Family Life Insurance Company; Kansas State Bank; Tortoise Energy Infrastructure Corporation (closed-end investment company); and Tortoise North American Energy Corporation (closed-end investment company)[1]

Charles E. Heath, 63	Class I Director since 2005	Retired in 1999, Formerly Chief Investment Officer, General Electric’s Employers Reinsurance Corporation (1989-1999). CFA since 1974.	3	Tortoise Energy Infrastructure Corporation (closed-end investment company); and Tortoise North American Energy Corporation (closed-end investment company)[1]

Interested Directors and Officers[2]
H. Kevin Birzer, 45	Class II Director and Chairman of the Board since 2005	Partner/Senior Analyst, Fountain Capital (1990-present); Managing Director of the Advisor. Formerly Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co. (1983-1986).	3	Tortoise Energy Infrastructure Corporation (closed-end investment company); and Tortoise North American Energy Corporation (closed-end investment company)[1]

POSITION(S) HELD
	WITH COMPANY, TERM		NUMBER OF	OTHER BOARD
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	POSITIONS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR	DIRECTOR

Terry C. Matlack, 49	Class I Director, Treasurer and Chief Financial Officer since 2005	Managing Director, KCEP (2001-present); Managing Director of the Advisor. Formerly President, GreenStreet Capital (1998-2001).	3	Trendstar Investments (open-end small capital investment fund); Tortoise Energy Infrastructure Corporation (closed-end investment company); and North American Energy Corporation (closed-end investment company)[1]

David J. Schulte, 44	President and Chief Executive Officer since 2005	Managing Director, KCEP (1993-present); Managing Director of the Advisor. CFA since 1992; Member, Corporate Governance Task Force of CFA Institute.	N/A	None

Zachary A. Hamel, 39	Secretary since 2005	Partner/Senior Analyst with Fountain Capital (1997-present); Managing Director of the Advisor.	N/A	None

Kenneth P. Malvey, 40	Assistant Treasurer since 2005	Partner/Senior Analyst, Fountain Capital Management (2002-present); Managing Director of the Advisor. Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002).	N/A	None

     1The Advisor also serves as investment advisor to Tortoise Energy Infrastructure Corporation and Tortoise North American Energy Corporation.

     2As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Company within the meaning of the 1940 Act.

     The Company has an audit committee that consists of three directors of the Company (the “Audit Committee”) who are not “interested persons” of the Company within the meaning of the 1940 Act (“Independent Directors”). The Audit Committee members are Charles E. Heath (Chairman), Conrad S. Ciccotello and John R. Graham. The Audit Committee’s function is to oversee the Company’s accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of the independent registered public accounting firm of the Company, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to the Company’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate.

     As the Company is a newly-organized closed-end management investment company, no meetings of the above committees have been held in the current fiscal year.

     Directors and officers of the Company who are interested persons of the Advisor or the Administrator will receive no salary or fees from the Company. Each Independent Director is expected to receive from the Company an annual retainer of $15,000 ($6,000 for the Chairman of the Audit Committee) and fees of $2,000 (and reimbursement for related expenses) for each meeting of the Board or committee meeting (or $1,000 for each committee meeting that is held on the same day as a Board meeting) he or she attends. Each Independent Director will also receive $1,000 for each telephone committee meeting. No director or officer will be entitled to receive pension or retirement benefits from the Company.

     The table below sets forth the estimated compensation to be paid to the directors by the Company for the period beginning on the commencement of operations and ending on November 30, 2005. As of date of this statement of additional information, the Company was not operational and did not pay compensation to the directors.

		TOTAL COMPENSATION
NAME AND POSITION	AGGREGATE COMPENSATION	FROM FUND AND FUND COMPLEX
WITH THE COMPANY	FROM THE COMPANY*	PAID TO DIRECTORS (3 COMPANIES)
INDEPENDENT DIRECTORS
Conrad S. Ciccotello	$24,000	$114,500
John R. Graham	$24,000	$114,500
Charles E. Heath	$24,000	$114,500
INTERESTED DIRECTORS
H. Kevin Birzer	$0	$0
Terry C. Matlack	$0	$0

*	Because the Company has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Company during the current fiscal year.

     The following table sets forth the dollar range of equity securities beneficially owned by each director in the Company as of the date of this statement of additional information.

AGGREGATE DOLLAR RANGE OF EQUITY
	AGGREGATE DOLLAR RANGE	SECURITIES IN ALL REGISTERED INVESTMENT
	OF COMPANY SECURITIES	COMPANIES OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTOR	BENEFICIALLY OWNED BY DIRECTOR	OF INVESTMENT COMPANIES (3 COMPANIES)
INDEPENDENT DIRECTORS
Conrad S. Ciccotello	$10,001 - $50,000	$50,001 - $100,000
John R. Graham	$10,001 - $50,000	over $100,000
Charles E. Heath	$10,001 - $50,000	over $100,000
INTERESTED DIRECTORS
H. Kevin Birzer	over $100,000	over $100,000
Terry C. Matlack	over $100,000	over $100,000

Control Persons

     Ten individuals, (the “Subscribers”) provided the initial capital for the Company by purchasing 22,530 Common Shares of the Company for $537,903.75.

     The initial seed capital for the Company was contributed by the Subscribers in exchange for common stock of the Company at a price per share of $23.875, which amounts to the public offering price less the underwriting discount. The Company is bearing all of its organizational costs and none of such costs are being reimbursed by the Advisor. As required by generally accepted accounting principles, organizational costs must be expensed as they are incurred. Accordingly, the Company’s net asset value prior to the offering has declined due to organizational costs expensed to date. (At May 12, 2005, the net asset value per share was $21.16.) The Company’s shares are being offered to the public at $25.00 per share. Because of the premium of the offering price relative to the Company’s net asset value immediately preceding the offering, the Subscribers will substantially benefit from the completion of the offering and have a financial stake in the success of the offering. The Company’s net asset value after the offering, based on the public offering price, underwriting discount and projected offering and organization costs, is expected to be in the range of $333,600,000 — $333,750,000. All of the Subscribers are affiliates of the Company.

     As of the date of this Statement of Additional Information, the Subscribers owned 100% of the outstanding Common Shares. Mr. Birzer individually, and the Subscribers as a group, may be deemed to control the Company until such time as they own less than 25% of the outstanding shares of the Company.

     The table below lists each person who owns five percent or more of the Company’s outstanding securities:

NAME	ADDRESS	TYPE OF OWNERSHIP	% OF OWNERSHIP
H. Kevin Birzer*	10801 Mastin Blvd., Overland Park, KS	Beneficial	44.4%
Larry H. Powell	10801 Mastin Blvd., Overland Park, KS	Beneficial	9.3%
Terry C. Matlack*	10801 Mastin Blvd., Overland Park, KS	Beneficial	18.6%
Charles E. Heath*	10801 Mastin Blvd., Overland Park, KS	Beneficial	8.9%

*	As of the date of this Statement of Additional Information, the officers and directors of the Company, as a group, own 88.8% of the Company’s outstanding securities.

Indemnification of Directors and Officers

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

     The Charter authorizes the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

     Maryland law requires a corporation (unless its charter provides otherwise, which the Company’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Investment Adviser and Accounting Services Provider

     Tortoise Capital Advisors, LLC, a Delaware limited liability company, will serve as the investment advisor to the Company. The Advisor was formed in October 2002 and has been managing investments in portfolios of MLPs since that time. The Advisor also manages the investments of Tortoise Energy Infrastructure Corporation (“TYG”), which began operations in February 2004. TYG, whose shares trade on the New York Stock exchange under the symbol “TYG”, is a non-diversified, closed-end management investment company that was created to invest principally in MLPs in the energy infrastructure sector. As of April 30, 2005, the Advisor had client assets under management of approximately $835 million, including TYG. The Advisor is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

     Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Advisor shall, subject to overall supervision by the Board, manage the investments of the Company. The Advisor will regularly provide the Company with investment research advice and supervision and will furnish continuously an investment program for the Company, consistent with the investment objective and policies of the Company.

     Day-to-day management of the Company’s portfolio will be the responsibility of the Advisor’s investment committee, which consists of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte. Messrs. Matlack and Schulte are full-time employees of the Advisor. The other members of the investment committee are affiliates of, but not employees of, the Advisor. Members of the investment committee have significant responsibilities with Kansas City Equity Partners LC (“KCEP”) and/or Fountain Capital Management, L.L.C (“Fountain Capital”). All members of the Investment Committee have undertaken to provide such services as necessary to fulfill the obligations of the Advisor to the Company.

     The following table provides information about other accounts managed on a day-to-day basis by each of the portfolio managers as of April 30, 2005.

				NUMBER OF ACCOUNTS
				MANAGED IN WHICH
				THE ADVISORY FEE IS
				BASED ON
	NUMBER OF OTHER			PERFORMANCE OF THE
NAME	REGISTERED	NUMBER OF OTHER		ACCOUNT (AND THE
OF	INVESTMENT COMPANY	POOLED INVESTMENT	NUMBER OF OTHER	TOTAL ASSETS IN
MANAGER	ACCOUNTS MANAGED	VEHICLES MANAGED	ACCOUNTS MANAGED	SUCH ACCOUNTS)
H. Kevin Birzer	2	6	179	3	($35,656,047)
Zachary A. Hamel	2	6	179	3	($35,656,047)
Kenneth P. Malvey	2	6	179	3	($35,656,047)
Terry C. Matlack	2	3	154	5	($90,656,047)
David J. Schulte	2	3	154	5	($90,656,047)

* One of these investment companies is in the formation process and is not yet operational as of the date of this Statement of Additional
    Information.

     The following table sets forth the dollar range of equity securities beneficially owned by each of the portfolio managers as of the date of this statement of additional information.

AGGREGATE DOLLAR RANGE OF
NAME OF MANAGER	COMPANY SECURITIES BENEFICIALLY OWNED BY MANAGER
H. Kevin Birzer	over $100,000
Zachary A. Hamel	$10,001-$50,000
Kenneth P. Malvey	$10,001-$50,000
Terry C. Matlack	over $100,000
David J. Schulte	$10,001-$50,000

     None of Messrs. Schulte, Matlock, Birzer, Hamel or Malvey receive any direct compensation from the Fund or any other of the managed accounts reflected in the table on page S-17. All such accounts are managed by the Advisor or KCEP. Messrs. Schulte and Matlack are full-time employees of the Advisor and receive a fixed salary for the services they provide. Fountain Capital is paid a fixed monthly fee, subject to adjustment, for the services of Messrs. Birzer, Hamel or Malvey. Each of Messrs. Schulte, Matlack, Birzer, Hamel and Malvey own an equity interest in either KCEP or Fountain Capital, the two entities that control the Advisor, and each thus benefits from increases in the net income of the Advisor, KCEP or Fountain Capital.

     In addition to portfolio management services, the Advisor will be obligated to supply the Board and officers of the Company with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Investment Advisory Agreement, the Company will pay to the Advisor quarterly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.90% of the Company’s Managed Assets during the first 12 months of the Company’s operations. Thereafter, the Company will pay the Advisor a fee equal on an annual basis to 0.95% of the Company’s average monthly Managed Assets. Managed Assets means the total assets of the Company (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than (i) deferred taxes, (ii) debt entered into for the purpose of leverage and (iii) the aggregate liquidation preference of any preferred stock.

     Because the management fees paid to the Advisor are based upon a percentage of the Company’s Managed Assets, fees paid to the Advisor will be higher if the Company is leveraged; thus, the Advisor will have an incentive to leverage the Company. Because the fee reimbursement agreement is based on Managed Assets, to the extent the Company is engaged in leverage, the gross dollar amount of the Advisor’s fee reimbursement obligations to the Company will increase. The Advisor intends to leverage the Company only when it believes it will serve the best interests of the stockholders. The Company’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five (5) days of the end of that quarter.

     The Advisory Agreement provides that the Company will pay all expenses other than those expressly stated to be payable by the Advisor, which expenses payable by the Company shall include, without implied limitation: (1) expenses of maintaining the Company and continuing its existence and related overhead, including, to the extent services are provided by personnel of the Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) registration of the Company under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Common Shares, (8) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of communicating with shareholders including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to the Company, (15) compensation and expenses of directors of the Company who are not members of the Advisor’s organization, (16) pricing and valuation services employed by the Company, (17) all expenses incurred in connection with leveraging of the Company’s assets through a line of credit or other indebtedness or issuing and maintaining preferred shares, (18) all expenses incurred in connection with the organization of the Company and the initial public offering of the Company’s Common Shares, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and stockholders with respect thereto.

     The Advisory Agreement provides that the Advisor will not be liable in any way for any default, failure or defect in any of the securities comprising the Company’s portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, the Advisor shall be liable to the Company for any loss, damage, claim, cost, charge, expense or liability resulting from the Advisor’s willful misconduct, bad faith or gross negligence or disregard by the Advisor of the Advisor’s duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of the Advisor’s obligations under the Advisory Agreement.

     The Advisory Agreement will continue in force for a period of two years from the closing of this offering and from year to year thereafter, provided such continuance is approved by a majority of the Board or by a vote of the holders of a majority of the outstanding voting securities of the

Company. Additionally, the Advisory Agreement must be approved annually by a vote of a majority of the Independent Directors. The Advisory Agreement may be terminated by the Advisor or the Company, without penalty, on sixty (60) days’ prior written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.

     The Advisory Agreement was considered and approved by the Board of Directors, including a majority of the Independent Directors, at the organizational meeting of the Company held on April 15, 2005. In considering the Advisory Agreement, the Board, including a majority of the Independent Directors, determined that the terms of the agreement are fair and reasonable and that approval of the Advisory Agreement on behalf of the Company is in the best interests of the Company. In evaluating the Advisory Agreement, the Board reviewed materials furnished by the Advisor and met with senior advisory personnel. The Board also specifically considered the following as relevant to its determination to approve the Advisory Agreement: (1) the history, reputation, qualification and background of the Advisor and the team of analysts and portfolio managers responsible for the Company’s investment program; (2) the Advisor’s reliance on the personnel and resources of affiliates; (3) the unique nature of the product and the specialized expertise of the Advisor in a niche market (MLPs); (4) that the fee and expense ratios of the Company are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar closed-end funds with similar investment objectives and policies; and (5) other factors deemed relevant by the Board. The Board noted and approved that the fee rate would be applicable to all assets under management, including amounts attributable to leverage, and the potential conflict of the Advisor in determining the amount of leverage.

Potential Conflicts Of Interest

     The Advisor and its affiliates manage other accounts and portfolios with investment strategies similar to those of the Company. Securities frequently meet the investment objectives of the Company and such other accounts and the Company may compete against other accounts for the same trade the Company might otherwise make, including the priority of the trading order.

     In addition to serving as investment advisor to TYG, the Adviser also serves as investment adviser to Tortoise North American Energy Corporation (“TYN”), a recently organized, nondiversified, closed-end investment management company. Once TYN commences operations, it intends to invest primarily in publicly traded Canadian royalty trusts and income trusts and publicly traded MLPs. TYG invests primarily in publicly traded MLPs. To the extent certain MLP securities or other energy infrastructure company securities meet the investment objectives of the companies, the Company may compete with TYN and TYG for the same investment opportunities.

     It is possible that at times identical securities will be held by the Company and other accounts. However, positions in the same issuer may vary and the length of time that the Company or other accounts may choose to hold their investment in the same issuer may likewise vary. To the extent that one or more of the accounts managed by the Advisor seeks to acquire the same security at about the same time, the Company may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Company may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisor decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by the Company and other accounts, the resulting participation in volume transactions could produce better executions for the Company. In the event more than one account purchases or sells the same security as the Company on a given date, the purchases and sales will be allocated among the clients on a good faith equitable basis by the Advisor in its discretion in accordance with the client’s various objectives and the Advisor’s procedures. Although the other accounts may have the same or similar investment objectives and policies as the Company, their portfolios may not necessarily consist of the same investments as the Company or each other, and their performance results are likely to differ from those of the Company.

     Under the 1940 Act, the Company and its affiliates may be precluded from co-investing in private placements of securities. The Advisor and TYG have applied to the SEC for exemptive relief to permit TYG, the Company and their respective affiliates to make such investments. Unless and until the Company obtains an exemptive order, the Company will not co-invest with its affiliates in private placement transactions. The Company cannot guaranty that the requested relief will be granted by the SEC. Unless and until the Company obtains an exemptive order, the Advisor will not co-invest its proprietary accounts or other clients’ assets in negotiated private transactions in which the Company invests. Until the Company receive exemptive relief, the Advisor will observe a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives.

Custodian and Transfer Agent

     U.S. Bank National Association, 425 Walnut Street, Cincinnati, OH 45202, will serve as the custodian of the Company’s cash and investment securities. Computershare Investor Services, LLC, Two North LaSalle Street, Chicago, Illinois, will serve as transfer agent for the Company. Computershare Trust Company, Inc., Two North LaSalle Street, Chicago, Illinois, will serve as the Company’s dividend paying agent as well as Plan Agent for the Company’s Automatic Dividend Reinvestment Plan.

Code of Ethics

     The Company and the Advisor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of the Company and the Advisor (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of the Company and the Advisor (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Company. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as the Company. Among other things, the Codes prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

     The Codes can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The code of ethics of the Company is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

     As of the date of this statement of additional information, the Company has not commenced operations and therefore has not engaged in any portfolio transactions or paid any brokerage commissions.

     The Advisor is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates. The Advisor’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

     The ability to invest in direct placements of MLP securities is critical to the Company’s ability to meet its investment objective because of the limited number of MLP securities available for investment and, in some cases, the relatively small trading volumes of certain securities. Accordingly, the Company may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions.

     In evaluating placement agent proposals, the Company will consider each broker’s access to issuers of MLP securities and experience in the MLP market, particularly the direct placement market. In addition to these factors, the Company will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate the Company to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

     Subject to such policies as the Board may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Company and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company, the Advisor or to any sub-adviser. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

Portfolio Turnover

     The Company’s annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company. High portfolio turnover may result in the Company’s recognition of gains that will increase the Company’s current and accumulated earnings and profits resulting in a greater portion of the Company’s distributions being treated as taxable dividends for Federal income tax purposes. See “Certain Federal Income Tax Matters.”

NET ASSET VALUE

     The Company will compute its net asset value for its Common Shares as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. The Company will make its net asset value available for publication monthly. For purposes of determining the net asset value of a Common Share, the net asset value of the Company will equal the value of the total assets of the Company (the value of the securities the Company holds plus cash or other assets, including interest accrued but not yet received) less (i) all of its liabilities (including accrued expenses and taxes, including both current and deferred income taxes); (ii) accumulated and unpaid interest payments and dividends on any outstanding preferred stock; (iii) the aggregate liquidation value of any outstanding preferred stock; and (iv) any distributions payable on the Common Shares. The net asset value per Common Share of the Company will equal the net asset value of the Company divided by the number of outstanding Common Shares.

     Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the “Accounting Services Provider”), the Accounting Services Provider will value the assets in the Company’s portfolio in accordance with Valuation Procedures adopted by the Board of Directors. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Advisor and ratified by the Board of Directors. Securities for which market quotations are readily available shall be valued at “market value.” Any other securities shall be valued at “fair value.”

     Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last updated sale price, a market value which is obtained from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options of futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or OTC market, the Accounting Services Provider will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market. Other assets will be valued at market value pursuant to the Valuation Procedures.

     If the Accounting Services Provider cannot obtain a market value or the Advisor determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures established by the Board. The Valuation Procedures provide that the Advisor will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain pre-approved methodologies will be presented to the Board of Directors or a designated committee thereof for approval at the next regularly scheduled Board meeting; otherwise approval of the Board shall be sought promptly. The Valuation Procedures provide for two pre-approved methodologies. First, direct placements of securities of private companies (i.e., companies with no outstanding public securities) ordinarily will be valued at cost initially. Second, securities that are convertible into publicly traded securities convertible (i.e., subordinated units) ordinarily will be valued at the market value of the publicly traded security less a discount initially determined with respect to each security based on the discount negotiated at the time of purchase. The foregoing methods for valuing privately placed securities may be used only as long as the Advisor believes they continue to represent fair value.

     In computing net asset value, the Company will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) the impact of each on the treatment of distributions by the Company to its stockholders.

     The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets as recognized for federal income tax purposes. It is anticipated that cash distributions from MLPs in which the Company invests will not equal the amount of taxable income allocable to the Company primarily due to depreciation and amortization recorded by MLPs. This may result in a portion of the cash distribution received to not be recognizable as income for tax purposes. The relative portion of such distributions not recognized for tax purposes will vary among the MLPs, and will also vary year by year for each MLP.

LEVERAGE

     The Company may borrow money, issue preferred stock, or issue other debt securities to the extent permitted by the 1940 Act. These practices are known as leverage. The Company generally will not use leverage unless it believes that leverage will serve the best interests of stockholders. The principal, although not exclusive, factor used in making this determination will be whether the potential return is likely to exceed the cost of leverage. The Company also may borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings.

     Under the 1940 Act, the Company is not permitted to incur indebtedness constituting senior securities unless immediately thereafter the Company has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Company may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Company also must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding. The 1940 Act provides that the Company may not declare any cash dividend or other distribution on its shares, or purchase any of its shares of capital stock (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, the Company may be required to sell a portion of its investments when it may be disadvantageous to do so.

     The establishment of a borrowing facility by the Company would involve expenses and other costs, including interest payments, which would be borne by the Company’s common stockholders. In addition, the terms of any borrowing or other indebtedness issued by the Company may impose asset coverage requirements, dividend limitations and voting right requirements on the Company that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Company’s portfolio composition or on its use of various investment techniques or strategies or its ability to pay dividends on Common Shares in some instances. The Company also may be required to pledge its assets to lenders in connection with certain types of borrowings. Due to these restrictions, the Company may be forced to liquidate investments at times or prices that are not favorable to the Company, or the Company may be forced to forgo investments that the Advisor otherwise views as favorable.

     Under the 1940 Act, the Company is not permitted to issue preferred stock unless immediately after such issuance total assets of the Company less liabilities and indebtedness not represented by senior securities at least 200% of the liquidation value of the outstanding preferred stock. Stated another way, the Company may not issue preferred stock that have an aggregate liquidation value of more than 50% of its total assets, including the amount leveraged. In addition, the Company is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Company’s total assets of the Company less liabilities and indebtedness not represented by senior securities (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred stock are issued, the Company may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of its investments when it may be disadvantageous to do so, in order maintain asset coverage of any preferred stock of at least 200%. Common stockholders would bear the costs of a preferred share offering which would include offering expenses and the ongoing payment of dividends.

     The Company may, but is not required to, hedge general interest rate exposure arising from its use of leverage by entering into interest rate transactions. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange by the Company with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Company intends to use interest rate transactions solely for the purpose of hedging its leveraged capital structure. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

Effects of Leverage

     Assuming borrowings in the amount of 33 1/3% of the Company’s total assets (including the amount borrowed), and an average annual interest rate of 4.5% payable on such borrowing, the annual return that the Company’s portfolio must experience in order to cover those interest payments would be 1.5%. In order to cover the interest payments and other operating expenses of the Company, the annual return the Company’s portfolio must experience would be 2.6%.

DESCRIPTION OF PREFERRED SHARES

     The Company’s Charter authorizes the Board of Directors to create additional classes of stock. Preferred shares may be issued in one or more classes or series, with such rights as determined by action of the Board of Directors without the approval of the common stockholders.

     Although the terms of any preferred stock, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Charter) if and when it authorizes a preferred stock offering, it is likely that any such preferred stock would pay cumulative dividends for relatively short-term periods and would provide for the periodic redetermination of the dividend rate through an auction process or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the preferred stock would likely be as stated below.

     As used in this statement of additional information, unless otherwise noted, the Company’s “net assets” include assets of the Company attributable to any outstanding Common Shares and preferred stock, with no deduction for the liquidation preference of the preferred stock. Solely for financial reporting purposes, however, the Company would be required to exclude the liquidation preference of preferred stock from “net assets,” so long as the preferred stock have redemption features that are not solely within the control of the Company. For all regulatory and tax purposes, the Company’s preferred stock will be treated as stock (rather than indebtedness).

     Limited Issuance of Preferred Shares. Under the 1940 Act, the Company could issue preferred stock with an aggregate liquidation value of up to one-half of the value of the Company’s net assets, measured immediately after issuance of the preferred stock.

     Distribution Preference. The preferred stock would have complete priority over the Common Shares as to distribution of assets.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, holders of preferred stock (“preferred stockholders”) would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, preferred stockholders would not be entitled to any further participation in any distribution of assets by the Company. A consolidation or merger of the Company with or into any business trust or corporation or a sale of all or substantially all of the assets of the Company would not be deemed to be a liquidation, dissolution or winding up of the Company.

     Voting Rights. In connection with any issuance of preferred stock, the Company must comply with Section 18(i) of the 1940 Act, which requires, among other things, that preferred stock be voting shares. Except as otherwise provided in the Charter or the Company’s Bylaws or otherwise required by applicable law, preferred stockholders would vote together with common stockholders as a single class.

     In connection with the election of the Company’s directors, preferred stockholders, voting as a separate class, would also be entitled to elect two of the Company’s directors, and the remaining directors would be elected by common stockholders and preferred stockholders, voting together as a single class. In addition, if at any time dividends on the Company’s outstanding preferred stock would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred stock, voting as a separate class, would be entitled to elect a majority of the Company’s directors until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority (as such term is defined in the 1940 Act) of the outstanding preferred stock, voting as a separate class, would be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the investment limitations described as fundamental policies under “Investment Limitations.” The class or series vote of preferred stockholders described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and preferred stock necessary to authorize the action in question.

     Holders of preferred stock would not be entitled to vote on matters placed before stockholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     The discussion above describes the terms related to a possible offering of preferred stock. If the Board does determines to authorize an offering of preferred stock, the terms thereof may be the same as, or different from, the terms described above, subject to applicable law and the Charter and Bylaws.

CERTAIN FEDERAL INCOME TAX MATTERS

     Set forth below is a discussion of the material federal income tax aspects concerning the Company and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts and certain tax-deferred accounts, and foreign investors. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your Common Shares as a capital asset. This discussion is based on present provisions of the Internal Revenue Code and the regulations promulgated thereunder and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

Taxation of the Company

     The Company will be treated as a regular C corporation for federal and state income tax purposes. The Company will compute and pay federal and state income tax on its taxable income at tax rates up to 35%. Additionally, in certain instances the Company could be subject to the alternative minimum tax of 20% on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds its regular federal income tax.

     As indicated above, the Company intends to invest its assets primarily in MLPs. MLPs generally are treated as partnerships for federal income tax purposes. Since partnerships are generally not subject to federal income tax, the partnership’s partners must report as their income their proportionate share of partnership income. Thus, as a partner in MLPs, the Company will report its proportionate share of the MLPs’ income in computing its federal taxable income, irrespective of whether any cash distributions are made by the MLP to the Company. The Company will also take into account in computing its taxable income any other items of Company income, gain, deduction or loss. The Company anticipates that these may include interest income earned on the Company’s investment in debt securities, deductions for Company operating expenses and gain or loss recognized by the Company on the sale of MLP interests or any other security.

     As explained further below, based upon the historic performance of MLPs, the Company anticipates initially that its proportionate share of the MLPs’ taxable income will be significantly less than the amount of cash distributions received by the Company from the MLPs. In such case, the Company anticipates that it will not incur current federal income tax on a significant portion of its cash flow, particularly after taking into account the Company’s current operational expenses. If the MLPs’ taxable income is a significantly greater portion of the MLPs’ cash distributions, the Company will incur additional current federal income tax liability, possibly in excess of the cash distributions it receives.

     The Company anticipates that each year it will turn over a certain portion of its investment assets. The Company will recognize gain or loss on the disposition of all or a portion of its interest in MLPs in an amount equal to the difference between the sales price and the Company’s basis in the MLP interests sold. To the extent the Company receives MLP cash distributions in excess of the taxable income reportable by the Company with respect to each respective MLP interest, the Company’s basis in the MLP interest will be reduced and the Company’s gain on the sale of that MLP interest likewise will be increased.

     The Company will not be treated as a regulated investment company under the federal income tax rules. The federal income tax rules generally provide that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. The regulated investment company taxation rules have no application to the Company or stockholders of the Company.

Taxation of the Stockholders

     Distributions. The Company expects to distribute to its common stockholders an amount equal to 95% of the distributable cash flow (“DCF”) on an annual basis. The Company’s distribution of its DCF will be treated as a taxable dividend to the stockholder to the extent of the Company’s current or accumulated earnings and profits. If the distribution exceeds the Company’s current or accumulated earnings and profits allocated to the particular shares held by a stockholder, the distribution is treated as a return of capital to the stockholder, to the extent of the stockholder’s basis in the Common Shares, and then as capital gain.

     Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, the Company anticipates that the distributed cash from the MLPs will exceed the Company’s proportionate share of the MLP income and the Company’s gain on its sale of MLP interests. Thus, the Company anticipates that only a portion of its distributions of DCF will be treated as dividend income to its stockholders.

     Thus, the taxable portion of the Company’s distributions of DCF will be affected by (1) the proportion of the Company’s share of MLP taxable income to the Company’s amount of MLP cash distributions and (2) the Company’s annual portfolio turnover rate. A higher percentage of MLP taxable income to MLP cash distributions or a higher annual portfolio turnover rate could result in a greater portion of the Company’s distributions of DCF being treated as dividend income.

     The Jobs Growth and Tax Relief Reconciliation Act of 2003 (the “2003 Act”) amended the federal income tax law generally to reduce the maximum federal income tax rate on qualifying dividend income to the rate applicable to long-term capital gains, which is generally fifteen percent. The portion of the Company’s distributions treated as a dividend for federal income tax purposes should be treated as a qualifying dividend for federal income tax purposes. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2008.

     If a stockholder participates in the Company’s automatic dividend reinvestment plan, such stockholder will include in income the amount received as if such amount is received by the participating stockholder and the participating stockholder reinvested such amount in Additional Common Shares.

     The Company will notify stockholders annually as to the federal income tax status of Company distributions to them.

     Sale of Shares. Upon the sale of Common Shares, a stockholder generally will recognize capital gain or loss measured by the difference between the sales proceeds received and the stockholder’s federal income tax basis of Common Shares sold. Generally such capital gain or loss will be long-term capital gain or loss if Common Shares were held as a capital asset for more than twelve months.

     Backup Withholding. The Company generally is required to withhold and remit to the U.S. Treasury a portion (except as noted below) of all distributions (including Capital Gain Dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other non-corporate stockholder who fails to properly furnish the Company with a correct taxpayer identification number. Withholding also is required from all distributions otherwise payable to such a stockholder who has under-reported dividend or interest income or who fails to certify to the Company that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, “backup withholding”). The backup withholding rate currently is 28%, but will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a stockholder may be credited against the stockholder’s federal income tax liability.

Tax Consequences of Certain Investments

     Federal Income Taxation of MLPs. MLPs differ from corporations in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders may pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

     An MLP that satisfied the qualifying income rules described below is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his or her share of the partnership income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well — capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level — that of the partner.

     The Internal Revenue Code generally requires all publicly-traded partnerships to be treated as corporations for federal income tax purposes. However, if a publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be taxed as partnership for federal income tax purposes. Under these requirements, an MLP must receive at least 90 percent of its income from specified sources of Qualifying Income.

     Qualifying income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate qualifying income. Mineral or natural resources activities include exploration, development, production, mining, refining and transportation (including pipelines) or the marketing of any mineral or natural resource. This results in most MLPs today are in energy, timber, or real estate related businesses.

     Because the MLP itself does not pay federal income tax, its income or loss is allocated to its partners, irrespective of whether the partners receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the partner’s basis in his MLP interest and, to the extent the distribution exceeds the partner’s basis in the MLP, as gain. The partner’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

     It is important to note that an MLP partner is taxed on his share of partnership income whether or not he actually receives any cash from the partnership. The tax is based not on money he actually receives, but his proportionate share of what the partnership earns. However, most MLPs make it a policy to make quarterly distributions to their partners that will exceed any tax owed.

     When an MLP interest is sold, the difference between the sales price and the partner’s adjusted basis is taxable gain or loss. The partner will not be taxed on distributions until (1) he sells his MLP interests and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero.

     At tax filing season an MLP partner will receive a Form K-1 showing his share of each item of partnership income, gain, loss, deductions and credits. The partner will use that information to figure its taxable partnership income (MLPs generally provide their partners with material that walks them through all the steps). If there is net income derived from the MLP, the partner pays federal income at his her or its tax rate. If there is a net loss derived from the MLP, it is considered a “passive loss” under the Internal Revenue Code and in most circumstances may not be used to offset income from other sources, but must be carried forward.

     Because the Company is a corporation, the Company, and not its stockholders, will report the income or loss of the MLPs. Thus, the Company’s stockholders will not have to deal with any K-1 reporting by the MLP. Stockholders, instead, will receive a Form 1099 from the Company. In addition, due to the Company’s anticipated broad public ownership, the Company will not be subject to the passive activity loss limitation rules mentioned in the preceding paragraph.

Other Taxation

     Non-U.S. stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30%, or such lower rates as may be prescribed by any applicable treaty.

     Investors are advised to consult their own tax advisors with respect to the application of the above-described general federal income tax rules to their own circumstances and with respect to other federal, state, local or foreign tax consequences to them before making an investment in the Company’s common stock.

PROXY VOTING POLICIES

     The Company and the Advisor have adopted proxy voting policies and procedures (“Proxy Policy”), which they believe are reasonably designed to ensure that proxies are voted in the best interests of the Company and its stockholders. Subject to the oversight of the Board of Directors, the Board has delegated responsibility for implementing the Proxy Policy to the Advisor. Because of the unique nature of MLPs in which the Company primarily invests, the Advisor shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Company does not believe it is prudent to adopt pre-established voting guidelines.

     In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Advisor determines it has a conflict or the Advisor determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, the Advisor will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of the Company’s stockholders. In the event requests for proxies are received with respect to debt securities, the Advisor will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company’s stockholders.

     The Chief Executive Officer is responsible for monitoring Company actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Company is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of the Advisor and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security. The Company may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

     If a request for proxy presents a conflict of interest between the Company’s stockholders on one hand, and the Advisor, the principal underwriters, or any affiliated persons of the Company, on the other hand, Company management may (i) disclose the potential conflict to the Board of Directors and obtain consent; or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64105, will serve as the independent registered public accounting firm for the Company. Ernst & Young LLP will provide audit services, tax return preparation and assistance and consultation in connection with review of the Company’s filings with the Commission.

ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby, has been filed by the Company with the Commission. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Company and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
     Tortoise Energy Capital Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise Energy Capital Corporation (referred to herein as “the Company”) as of May 12, 2005 and the related statement of operations for the period from March 4, 2005 (date of organization) through May 12, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at May 12, 2005, and the results of its operations for the period from March 4, 2005 through May 12, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Kansas City, Missouri
May 17, 2005

FINANCIAL STATEMENTS

TORTOISE ENERGY CAPITAL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES

MAY 12, 2005

Assets:
Cash	$537,904
Deferred offering costs	190,170

Total Assets	$728,074

Liabilities:
Accrued offering costs	$178,559
Payable to Adviser	27,303
Payable for organization costs	45,525

Total Liabilities	251,387

Net Assets Applicable to Common Shares	$476,687

Components of Net Assets Applicable to Common Shares:
Common Shares, $.001 par value; 100,000,000 shares authorized, 22,530 shares outstanding	$23
Additional paid-in capital	537,881
Accumulated net investment loss	(61,217)

Total	$476,687

Net Asset Value Per Common Share Outstanding ($476,687 divided by 22,530 common shares outstanding)	$21.16

The accompanying notes are an integral part of the financial statements.

TORTOISE ENERGY CAPITAL CORPORATION

Statement of Operations
Period from March 4, 2005 (date of organization) through May 12, 2005

Investment Income	$—

Expenses:
Organization costs	61,217

Total Expenses	61,217

Net Investment Loss Before Taxes	(61,217)

Income Taxes	—

Net Investment Loss	($61,217)

The accompanying notes are an integral part of the financial statements.

TORTOISE ENERGY CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

May 12, 2005

1.       Organization

Tortoise Energy Capital Corporation (the “Company”) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has had no operations other than the sale of 22,530 shares to the aggregate Subscribers for $537,904 on April 25, 2005. The Company is planning a public offering of its common stock as soon as practicable after the effective date of its registration statement.

2.       Significant Accounting Policies

The following is a listing of the significant accounting policies that the Company will implement upon the commencement of its operations:

A.   Use of Estimates – The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.   Investment Valuation – The Company intends to own securities that are listed on a securities exchange. The Company will value those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest up to 50% of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as securities with similar yields, quality, type of issue, coupon, and rating.

The Company generally will value short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

C.   Security Transaction and Investment Income – Security transactions will be accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses will be reported on an identified cost basis. Dividend and distribution income will be recorded on the ex-dividend date. Interest income will be recognized on the accrual basis, including amortization of premiums and accretion of discounts.

D.   Dividends to Shareholders – Dividends to shareholders will be recorded on the ex-dividend date. The character of dividends made during the year from net investment income, net realized gains, or other sources may differ from their ultimate characterization for federal income tax purposes.

E.   Federal Income Taxation – The Company is treated as a corporation for federal and state income tax purposes, and is obligated to pay federal and state income tax on its taxable income. The Company intends to invest its assets primarily in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company will report its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income in either the carryback or carryforward period under the tax law.

F.   Organization Expenses and Offering Costs – The Company is responsible for paying all organization and offering expenses. Offering costs paid by the Company will be charged as a reduction of paid-in capital at the completion of the Company’s initial public offering. Organization costs are expensed as incurred, and are reported in the accompanying statement of operations.

3.       Concentration of Risk

The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, and once fully invested in accordance with its investment objective, the Company will have at least 80% of its net assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector. The Company will invest solely in entities organized in the United States. The Company will invest at least 80% of its total assets (including assets to be obtained through anticipated leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Company may invest up to 20% of its total assets in debt securities, including securities rated below investment grade. Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. and at least B- by Standard & Poor’s Ratings Group at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality.

4.       Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, for the twelve months following the commencement of the Company’s operations, the Company will pay the Adviser a fee equal to an annual rate of 0.90% of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares (“Managed Assets”), if any, in exchange for the investment advisory services provided. For the period following the first twelve months of operations, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company’s Managed Assets.

As of May 12, 2005, the Company owes the Adviser $27,303 for costs incurred in connection with the Company’s registration statement, offering of common shares, and organization of the Company. This amount is payable to the Adviser upon the closing date of the public offering.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company’s Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $45,000.

Computershare Investor Services, LLC will serve as the Company’s transfer agent. Computershare Trust Company, Inc. will serve as dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank N.A. will serve as the Company’s custodian. The Company will pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company’s Managed Assets and 0.01% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.

5.       Income Taxes

As of May 12, 2005, the Company has recorded a deferred income tax asset and related tax benefit in the amount of approximately $24,000 related to organization costs incurred by the Company, which are expensed as incurred for financial reporting purposes, and amortizable over 180 months for income tax purposes. However, the Company has recorded an equal and offsetting valuation allowance against its deferred income tax asset and related tax expense, since the Company has not developed a history of taxable income, based on available evidence.

APPENDIX A — RATING OF INVESTMENTS

MOODY’S INVESTORS SERVICE, INC.

     Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

     “Aaa” Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     “Aa” Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     “A” Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     “Baa” Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     “Ba” Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     “B” Obligations rated B are considered speculative and are subject to high credit risk.

     “Caa” Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     “Ca” Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     “C” Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US MUNICIPAL AND TAX-EXEMPT RATINGS

     Municipal ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

     “Aaa” Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     “Aa” Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     “A” Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     “Baa” Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     “Ba” Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     “B” Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     “Caa” Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     “Ca” Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     “C” Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF MOODY’S HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER
SHORT-TERM LOANS

     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG” or, for variable or floating rate obligations, “VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

     “MIG-1” This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     “MIG-2” This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     “MIG-3” This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     “SG” This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     “VMIG 1” This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     “VMIG 2” This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     “VMIG 3” This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

DESCRIPTION OF MOODY’S SHORT TERM RATINGS

     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     “P-1” Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     “P-2” Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     “P-3” Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     “NP” Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH RATINGS

     A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

     “AAA” — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.

     “AA” — Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     “A” — High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     “BBB” — Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

     “BB” — Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     “B” — Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     “CCC”, “CC”, “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

     “DDD”, “DD”, And “D” Default — The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     “F1” — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

     “F2” — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     “F3” — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     “B” — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     “D” — Default. Denotes actual or imminent payment default.

     Notes to Long-term and Short-term ratings:

     "+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

     “NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

     “Withdrawn” — A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     “Rating Watch” — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

STANDARD & POOR’S CORPORATION

     A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.

     Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations:

     1. Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation; and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     “AAA” — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

     “AA” — An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

     “A” — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

     BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

     CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

     C — The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     "+/-” — Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     “c” — The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

     “P” — The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     “*” — Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     “r” — The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R. — Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

     Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

NOTES

     A Standard & Poor’s note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

     “SP-1” — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     “SP-2” — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     “SP-3” — Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

     S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

     “A-1” — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

     “A-2” — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

     “A-3” — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     “B” — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     “C” — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     “D” — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

     S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.